UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 14a-12

Lakeland Industries, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Previously paid with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Lakeland Industries, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on Tuesday, June 16, 2026

To Our Stockholders:

WHAT: Our 2026 Annual Meeting of Stockholders

WHEN: Tuesday, June 16, 2026, at 9:00 a.m., CDT

WHERE: Virtual Only at www.proxydocs.com/LAKE

PURPOSE: At this meeting you will be asked to:

1.
Elect three directors to serve for a term of three years or until their successors have been duly elected and qualified;
2.
Ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027;
3.
Approve, on an advisory basis, the compensation of our named executive officers;
4.
Approve the Lakeland Industries, Inc. 2026 Equity Incentive Plan; and
5.
Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders.

The Company has determined to hold a virtual Annual Meeting again this year in order to facilitate stockholder attendance and participation by enabling stockholders to participate from any location and at no cost. You will be able to attend the meeting online, vote your shares electronically and submit questions during the meeting. Details regarding how to attend the Annual Meeting online are more fully described in the accompanying Proxy Statement.

To participate in our Annual Meeting, you must visit www.proxydocs.com/LAKE. Upon entry of your control number and other required information, you will receive further instructions via email, that provides you access to the Annual Meeting and to vote and submit questions during the Annual Meeting.

Only stockholders of record at the close of business on April 20, 2026, will receive notice of, and be eligible to vote at, the Annual Meeting of Stockholders or any adjournment thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.

Your vote is important, regardless of the number of shares you own. Please carefully read the Proxy Statement and the voting instructions. Whether or not you plan to attend the Annual Meeting of Stockholders, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy card promptly in the accompanying postage prepaid envelope if you received this Proxy Statement in the mail, or follow the instructions contained in the Notice of Internet Availability of Proxy Materials to vote on the Internet.

INTERNET AVAILABILITY OF PROXY MATERIALS

Important Notice Regarding the Availability of Proxy Materials for the 2026 Annual Meeting of Stockholders to be held on Tuesday, June 16, 2026 at 9:00 a.m. Central Time. Pursuant to Securities and Exchange Commission rules, we have elected to utilize the “notice and access” option of providing proxy materials to our stockholders whereby we are delivering to all stockholders electronic copies of all of our proxy materials, including a proxy card, as well as providing access to our proxy materials on a publicly assessable website. Lakeland’s Notice of Annual Meeting, Proxy Statement and Annual Report to Stockholders for the fiscal year ended January 31, 2026 are available on the Internet at www.proxydocs.com/LAKE.

This Notice and Proxy Statement are first being sent or given to stockholders of record on or about May 7, 2026.

Huntsville, Alabama	By Order of the Board of Directors,
May 7, 2026
James M. Jenkins
Chief Executive Officer and President and
Executive Chairman

Lakeland Industries, Inc.

1525 Perimeter Parkway, Suite 325

Huntsville, AL 35806

(256) 350-3873

PROXY STATEMENT

Annual Meeting of Stockholders to be Held on Tuesday, June 16, 2026

GENERAL INFORMATION

This Proxy Statement and accompanying proxy are being furnished in connection with the solicitation by the Board of Directors (the “Board”) of Lakeland Industries, Inc., a Delaware corporation (“Lakeland,” the “Company,” “we,” “our,” or “us”), of proxies to be used at the Annual Meeting of Stockholders of Lakeland to be held on Tuesday, June 16, 2026 (the “Annual Meeting”), and at any adjournment or postponement thereof. Lakeland will bear the costs of this solicitation. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. The mailing address of our principal executive offices is Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806. This Proxy Statement and accompanying proxy are first being sent or given to our stockholders on or about May 7, 2026.

How can I participate in the Annual Meeting?

The Annual Meeting will be conducted solely as a virtual meeting on June 16, 2026. No physical meeting will be held. The Board established the close of business on April 20, 2026 as the record date for determining the stockholders of record entitled to notice of and to vote at the Annual Meeting. As of the record date, 9,857,703 shares of common stock were outstanding.

Each share of common stock entitles the record holder thereof to one vote on each matter brought before the Annual Meeting.

You can join the Annual Meeting by accessing the meeting at www.proxydocs.com/LAKE and entering in your control number provided to you on your Notice of Annual Meeting or on your proxy card if you received proxy materials by mail.

Please note that if you hold your shares through a broker, bank or other nominee, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. You may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you via email.

Questions at the Annual Meeting

Our virtual Annual Meeting will allow stockholders to submit questions before and during the Annual Meeting. During a designated question and answer period at the Annual Meeting, we will respond to appropriate questions submitted by stockholders.

We intend to answer as many questions that pertain to Company matters as time allows during the meeting. Questions that are substantially similar may be grouped and/or not answered to ensure we are able to answer questions in this virtual format.

Voting Methods

You may hold shares in multiple accounts and therefore receive more than one set of the proxy materials. To ensure that all of your shares are voted, please submit your proxy or voting instructions for each account for which you have received a set of the proxy materials.

If you hold your shares in your own name as a holder of record, you may authorize that your shares be voted at the Annual Meeting in one of the following ways:

By Internet	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Telephone	If you received the Notice or a printed copy of the Proxy Materials, follow the instructions in the Notice or on the proxy card.
By Mail	If you received a printed copy of the Proxy Materials, complete, sign, date, and mail your proxy card in the enclosed, postage-prepaid envelope.
In Person (Virtual)

You may also vote in person (virtually) by attending the Annual Meeting through www.proxydocs.com/LAKE. To attend the Annual Meeting and vote your shares, you will need to provide the control number located on your Notice or proxy card.

If you hold your shares through a broker, bank, or other nominee, you will receive instructions from your broker, bank or nominee that you must follow in order to submit your voting instructions and have your shares voted at the Annual Meeting. If you want to vote in person virtually at the Annual Meeting, you may visit www.proxydocs.com/LAKE, press the “Attend Meeting” button and follow the instructions. You may be instructed to obtain a legal proxy from your broker, bank, or other nominee and to submit a copy in advance of the meeting. Further instructions will be provided to you via email.

Even if you plan to attend the Annual Meeting, we recommend that you submit your proxy or voting instructions in advance of the Annual Meeting as described above so that your vote will be counted if you later decide not to attend or are unable to attend the Annual Meeting.

What if I have technical difficulties or trouble accessing the Annual Meeting webcast?

Should you encounter any difficulties accessing the virtual-only Annual Meeting platform, including any difficulties voting or submitting questions, we will have technicians ready to assist you. Please utilize the link on the meeting portal website titled “Having trouble? Please view the Meeting Access FAQs Guide”, which will have many FAQs as well as a technical support number that can be called before or during the meeting.

How proxies work

The Board is asking for your proxy. Giving us your proxy means you authorized us to vote your shares at the Annual Meeting in the manner you direct. You may vote or withhold your vote in respect of each of our director nominees. You may also vote for or against each of the other proposals or abstain from voting.

All proxies will, unless a different choice is indicated, be voted “FOR” the election of the three nominees for director recommended by our Nominating and Governance Committee, “FOR” the ratification of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027, “FOR” the resolution approving the compensation of our named executive officers, and “FOR” the Lakeland Industries, Inc. 2026 Equity Incentive Plan (the “Incentive Plan Proposal”).

You may receive more than one proxy or voting card depending on how you hold your shares. Shares registered in your name are covered by one card. If you hold shares through someone else, such as a stockbroker or bank, you may get material from them asking how you want to vote. Specifically, if your shares are held in the name of your stockbroker or bank you should request your stockbroker or bank to issue you a proxy covering your shares.

If any other matters come before the Annual Meeting or any postponement or adjournment, each proxy will be voted in the discretion of the individuals named as proxies on the card.

Revoking a proxy

If you are a holder of record, you may revoke your proxy at any time before it is voted at the Annual Meeting by submitting a subsequently dated proxy by mail, telephone or the Internet in the manner described above under “Voting Methods,” by attending the Annual Meeting and voting in person virtually, or by delivering written notice of revocation to the Lakeland’s Secretary at the following address: Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, Attn: Secretary. Attendance at the Annual Meeting will not itself revoke an earlier submitted proxy. If you hold your shares in street name, you must follow the instructions provided by your broker, bank or nominee to revoke your voting instructions, or, if you have obtained a legal proxy from your broker, bank or other nominee giving you the right to vote your shares at the Annual Meeting, by attending the Annual Meeting and voting in person virtually.

Quorum

In order to carry on the business of the Annual Meeting, we must have a quorum. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote generally in the election of directors constitutes a quorum. If a share of common stock is represented for any purpose at the Annual Meeting, it is deemed to be present for quorum purposes and for all other matters as well. Shares of common stock represented by a properly executed proxy will be treated as present at the Annual Meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining.

How are votes counted and how are broker non-votes treated?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “for” votes, “withhold” votes, “against” votes, abstentions, and broker non-votes.

Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when a broker, bank or other nominee has not received voting instructions from the beneficial owner of shares held in “street name” and the broker, bank or other nominee does not have, or declines to exercise, discretionary authority to vote on a particular matter. Brokers, banks or other nominees have discretionary authority to vote shares in the absence of specific instructions on “routine” matters but will not be allowed to vote your shares without specific instructions with respect to certain “non-routine” matters. Several large brokerage firms have recently eliminated discretionary voting even for routine matters. Therefore, if you hold your shares through such brokerage firms, then your shares might not be voted, even for routine matters, if you do not give voting instructions to your broker, bank or other nominee. You should consult your bank, broker or other nominee holder if you have questions about this.

Under current Nasdaq Stock Market (“NASDAQ”) rules, the ratification of the selection of independent registered public accountants (Proposal No. 2) is considered routine, and your broker, bank or other nominee will be able to vote on this proposal even if it does not receive instructions from you.

However, brokers, banks and other nominees do not have discretionary authority to vote on the election of the directors (Proposal No. 1), on the approval (on an advisory basis) of our named executive officer compensation (Proposal No. 3), or on the Incentive Plan Proposal (Proposal No. 4), which are “non-routine” matters. Broker non-votes will have no effect on the outcomes of the votes for these proposals. We, therefore, encourage you to provide instructions to your broker, bank or other nominee regarding the voting of your shares.

What vote is required to approve each proposal?

Proposal No. 1: The election of directors requires a plurality of the votes cast in the election at the Annual Meeting. Any shares not voted “for” the election of the three director nominees will have no effect on the outcome of the election.

Proposal No. 2: The ratification of the selection of RSM US LLP as our independent registered public accounting firm requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal.

Proposal No. 3: The advisory vote on named executive officer compensation will be considered approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Because your vote is advisory, it will not be binding on the Board or the Compensation Committee of the Board, which is comprised of independent directors. However, the Board and Compensation Committee expect to take into account the outcome of the vote when considering further executive compensation decisions. Abstentions will have the same effect as votes “against” the proposal, but broker non-votes will have no effect on the outcome of voting.

Proposal No. 4: The Incentive Plan Proposal requires the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter. Abstentions will have the same effect as votes “against” the proposal, but broker non-votes will have no effect on the outcome of voting.

How can I find out the results of the voting at the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. Final voting results will be published in the Company’s Current Report on Form 8-K, which the Company is required to file with the Securities and Exchange Commission (“SEC”) within four business days following the conclusion of our Annual Meeting.

Householding of proxy material

We have adopted a procedure approved by the SEC called “householding.” Some banks, brokers and other nominee record holders may also be participating in this practice. Under this procedure, you may only receive one copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report, for multiple stockholders in your household. Upon written or oral request, we will deliver promptly another copy of the Notice of Internet Availability of Proxy Materials and, if applicable, this Proxy Statement and our annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, please contact our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, by mail or at (256) 350-3873, by phone. You may also call the Broadridge Householding Election system at (866) 540-7095 or notify them in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717, to decline or modify previous householding elections. If you hold your shares in street name and would like to receive separate copies of our Notice of Internet Availability of Proxy Materials, Proxy Statements and annual reports in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker, or other nominee record holder.

Has the Lakeland Board made a recommendation regarding the matters to be acted upon at the Annual Meeting?

The Lakeland Board recommends that you vote “FOR” the election of the three directors recommended by the Nominating and Governance Committee (Proposal No. 1), “FOR” the ratification of the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027 (Proposal No. 2), “FOR” the approval (on an advisory basis) of our named executive officer compensation (Proposal No. 3), and “FOR” the Incentive Plan Proposal (Proposal No. 4).

PROPOSAL NO. 1

ELECTION OF DIRECTORS

As permitted by Delaware law, the Board is divided into three classes, the classes being divided as equally as possible and each class having a term of three years. Each year, the term of office of one class expires. A director elected to fill a vacancy, including a vacancy resulting from an increase in the number of directors constituting the Board, serves for the remaining term of the class in which the vacancy exists. The Board presently consists of eight members, with three directors serving in Class I, two directors serving in Class II, and three directors serving in Class III.

At the recommendation of the Nominating and Governance Committee, the Board has nominated each of Ronald Herring, Melissa Kidd and Lee D. Rudow for election as a Class I director at the Annual Meeting to serve for a term expiring at the 2029 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified or until such director’s earlier resignation or removal. Unless otherwise indicated, the enclosed proxy will be voted for the election of each of Messrs. Herring and Rudow and Ms. Kidd as a director, to serve for the term set forth above.

Should any nominee become unable to serve for any reason, which is not anticipated, the Board may designate a substitute nominee, in which event the persons named in the enclosed proxy will vote for the election of such substitute nominee. Each person nominated by the Board for election has agreed to serve if elected. We have no reason to believe that any Board nominee will be unavailable or, if elected, will decline to serve.

Vote Required

Directors are elected by a plurality of the votes properly cast by proxy at the Annual Meeting. With respect to the election of directors, you may vote “for” or “withhold” authority to vote for each of the nominees listed below. Any shares not voted “for” a nominee (whether as a result of stockholder withholding or a broker non-vote) will not be counted in the nominee’s favor and will have no effect on the outcome of the election.

NOMINEE DIRECTORS – CLASS I

Terms Expiring in 2029

Name	Age	Position	Director Since
Ronald Herring	65	Director	2023
Melissa Kidd	58	Director	2023
Lee D. Rudow	61	Director	2026

Ronald Herring is the chairperson of the Board of Advisors of C.N. Associates, Inc., a privately owned radiation protection and remediation company. He has served on the C.N. Associates’ Board of Advisors since December 2017 and as its chairperson since January 2020. Before joining C.N. Associates’ Board of Advisors, Mr. Herring retired in 2017 after more than thirty years working in various capacities for MSA Safety Inc., including as Senior Vice President, President MSA International from 2015 until 2017, and as President, International, of MSA Safety from 2011 until 2015. In these roles, Mr. Herring was in charge of international operations for MSA Safety. Since his retirement, Mr. Herring has served on various non-profit boards, and he served as the Visiting Executive in Residence at the Katz School of Business at the University of Pittsburgh from January 2018 to August 2023. Because of his extensive expertise in the safety products industry and as an executive of a publicly traded company, the Board considers Mr. Herring qualified to serve as a director.

Melissa Kidd retired from Atkore Inc. (NYSE: ATKR) on July 7, 2025. She had served as the Senior Vice President, Sales, for Atkore Inc. (NYSE: ATKR) since 2019. Atkore Inc. engages in the manufacture of electrical raceway products. It operates through two segments, Electrical and Safety & Infrastructure. She joined Atkore Inc. as Vice President/General Manager in July 2017. Prior to joining Atkore Inc., Melissa served as Vice President, AMETEK Brookfield, an industrial R&D and quality instrumentation company based in Middleboro, Massachusetts. Prior to that, Melissa was President, Faradyne Motors, Palmyra, New York, a joint venture between ITT and Pentair Inc. Melissa earned her Masters of Business Administration from Virginia Polytechnic University, in Blacksburg, Virginia, and a Bachelor of Science in Biomedical Engineering from Marquette University, in Milwaukee, Wisconsin. The Board believes that Ms. Kidd’s extensive experience in product sales and business leadership positions at a publicly traded company qualify her to serve as a director of the Company.

Lee D. Rudow was appointed as a director effective April 9, 2026. Mr. Rudow has served as a senior advisor of Transact, Inc. (Nasdaq: TRNS), a leading provider of accredited calibration, reliability, maintenance optimization, quality and compliance, validation, Computerized Maintenance Management System (CMMS), and pipette services, since March 28, 2026. Mr. Rudow previously served as the Chief Executive Officer, and on the board of directors, of Transact from July 2013 to March 2026, previously serving as Chief Operating Officer of Transcat beginning in November 2011. Prior to joining Transcat, Mr. Rudow served as Vice President in various capacities for SIMCO Electronics, Inc., an independent provider of global calibration, repair, and software solutions. Mr. Rudow previously served as President and Chief Executive Officer of Davis Calibration, Inc., President and Chief Executive Officers of its related business and predecessor, Davis Inotek Corp., and President of Davis Instruments Corp. Mr. Rudow’s qualifications to serve on our Board include his business experience, particularly in sales and sales management, and multiple prior executive positions.

INCUMBENT DIRECTORS – CLASS II

Terms Expiring in 2027

Name	Age	Position	Director Since
Jeffrey T. Schlarbaum	59	Director	2017
Martin G. Glavin	68	Director	2024

Jeffrey T. Schlarbaum has served as a director since 2017 and as Chair of the Audit Committee of the Board since June 2022, currently serving as co-Chair of the Audit Committee with Mr. Glavin. He also serves on the Board of Directors of Spartronics, LLC, a global electronic manufacturing services provider serving customers in defense, aerospace, space, medical device, instrumentation & control, and life science markets, and has served as President and Chief Executive Officer of Spartronics since December 2022. Prior to Spartronics, Mr. Schlarbaum was President and Chief Executive Officer of IEC Electronics Corp., a publicly traded electronic manufacturing services company, from February 2015 until December 2022. During his time there, he led a turnaround effort resulting in nearly 25% CAGR, successfully exited the lender’s workout group, divested a distressed business unit, settled a SEC investigation he inherited, and ultimately, led the sale of the company for an industry leading EBITDA multiple. From February 2013 to June 2013 and from June 2014 to February 2015, Mr. Schlarbaum pursued personal interests. From June 2013 to June 2014, Mr. Schlarbaum served as Chief Operations Officer for LaserMax, Inc., a manufacturer of laser gun sights for law enforcement and the shooting sports community. Previously, from 2005 to 2013, Mr. Schlarbaum successfully led IEC Electronics’ revitalization journey resulting in its transformation from $19M and less than 100 employees to $145M and 950 employees. During that time, he held a variety of roles including President, Executive Vice President, and President of Contract Manufacturing. Previously, Mr. Schlarbaum served in several executive management roles with various advanced electronics companies including Plexus Corp (Nasdaq:PLXS) and Seagate Technologies (Nasdaq:STX). Mr. Schlarbaum received a BBA in marketing from National University and an MBA from Pepperdine University. Mr. Schlarbaum’s qualifications to serve on our Board include his business education and multiple prior executive positions at several companies in addition to his current role as President and Chief Executive Officer at Spartronics.

Martin G. Glavin has served as a director since 2024. Mr. Glavin is a retired business executive, most recently serving as President and Chief Operating Officer of iVEDiX, Inc. from 2014 to 2018. Before that role, Mr. Glavin was Managing Director and/or President at a series of business services and technology enterprises, SiGMA Consulting LLC, Navint Consulting LLC, and TriBridge, Inc., founding, growing, and selling each of them. Each of these organizations was active in marketing, product sales, customer training/support, and software development across North America, Europe, Asia, and Africa. Before that, Mr. Glavin spent 12 years with PricewaterhouseCoopers LLP and KPMG, initially spending two years in audit practice and the remaining ten years in management consulting. Currently, Mr. Glavin sits on the board of a privately held innovative software and services company, Three + One, Inc. Mr. Glavin holds a BBA in Accounting from St. Bonaventure University. Mr. Glavin’s qualifications for serving on the Lakeland Board includes his prior executive leadership experiences, and specifically, his expertise in financial accounting and reporting, IT and business development.

INCUMBENT DIRECTORS – CLASS III

Terms Expiring in 2028

Name	Age	Position	Director Since
Thomas J. McAteer	73	Director	2011
James M. Jenkins	61	Chief Executive Officer and President and Executive Chairman	2016
Nikki L. Hamblin	49	Director	2021

Thomas J. McAteer has served as a director since 2011. Mr. McAteer has served as Executive Vice President of Management Development and Strategic Initiatives of Suffolk Transportation since March 2013 and a member of the board of the Good Samaritan Hospital Foundation since 2018. He also served as the Vice Chair of the Board and Chair of the Compensation and Personnel Committee for the Long Island Power Authority from December 2014 until January 2020. He served as the Senior Vice President and Regional Market Head for Aetna's Medicaid Division from March 2007 until March 2013. Prior to joining Aetna’s Medicaid Division, Mr. McAteer served as the President and CEO of Vytra Health Plans. In a thirteen-year career at Vytra, Mr. McAteer played an executive leadership role in growing Vytra from annual revenues of $70 million in 1993 to over $375 million in 2005. In 2001, Mr. McAteer facilitated the sale of Vytra to HIP Health Plans and, thereafter assumed the additional responsibilities of Executive Vice President for Brand Leadership, as well as joining the Executive Committee of the enterprise. Before joining Vytra, Mr. McAteer served as the Chief Deputy County Executive in Suffolk County, New York and prior to that as the Director of Human Resources for the Metropolitan Transportation Authority. Mr. McAteer's qualifications to serve on our Board include his business experience and multiple prior executive positions.

James M. Jenkins has served as our President and Chief Executive Officer since June 1, 2024. Previously, Mr. Jenkins held the position of Acting President and Chief Executive Officer beginning February 1, 2024. Mr. Jenkins was appointed the Company’s Executive Chairman on August 30, 2023. Mr. Jenkins previously served as Chairman of the Board from February 1, 2023 through August 2023. Mr. Jenkins previously served on our Board from 2012 to 2015 and was a member of our Audit and Corporate Governance Committees. Prior to his appointment as our President and Chief Executive Officer, Mr. Jenkins was the General Counsel and Vice President of Corporate Development for Transcat, Inc., a provider of calibration, repair, inspection and laboratory services, where he served as Transcat’s chief risk officer and advised management and the board of directors on matters of corporate governance and securities law. He also led Transcat’s acquisition strategy. He joined Transcat in September 2020. Prior to joining Transcat, he was a partner at Harter Secrest & Emery LLP, a regional law firm located in New York State. His practice focused on corporate governance and general corporate law matters, including initial and secondary public offerings, private placements, mergers and acquisitions, and securities law compliance. Mr. Jenkins joined the firm in 1989 as an associate and was elected a partner effective January 1, 1997. He is a Chambers-rated attorney and served as Chair of the firm’s Securities Practice Group from 2001 to 2020 and as a member of the firm’s Management Committee from January 2007 to January 2013. From 2018 until September 2020, he served as the Partner in Charge of the firm’s New York City office. Mr. Jenkins holds a B.A. from Virginia Military Institute and a J.D. from West Virginia University College of Law. Mr. Jenkins served on the board of directors of ScanTech AI Systems Inc. from December 2024 to October 2025, during which time he served as Chair of the Audit Committee and a member of the Compensation Committee. He previously served on the board of directors of Mars Acquisition Corp. until its acquisition by ScanTech AI Systems Inc. and OmniLit Acquisition Corp. from September 2021 to April 2023. Mr. Jenkins’s qualifications to serve on our Board include his corporate governance experience as well his business-related experience.

Nikki L. Hamblin has served as a director since April 2021. Ms. Hamblin has served as Executive Vice President at High Probability Advisors, a financial advisory firm, since May 2025. From July 2021 to May 2025, she served as the Managing Director of Intermediary Sales at Manning & Napier Advisors, LLC, an investment management company. From September 2019 to July 2021, she served as Director of Advisor Services at Manning & Napier Advisors, LLC. Previously, she was the Director of Retirement Plan Services at GRP Financial California, LLC, a retirement plan consulting firm, from September 2017 to August 2019 and she served as Vice President, Key Accounts at Manning & Napier from January 2013 to August 2017. Prior to her experience at Manning & Napier, she served as an investment banker specializing in middle-market private and publicly owned mergers and acquisitions and financing transactions. She obtained a Bachelor of Science degree from Syracuse University and a Master of Business Administration with a concentration in finance from the William E. Simon Graduate School of Business Administration at the University of Rochester and has attained multiple securities and financial planning licenses and designations. Ms. Hamblin’s qualifications to serve on our Board include her investment banking and finance experience.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR”

THE NOMINEES FOR DIRECTOR

CORPORATE GOVERNANCE

Director Independence

The standards relied upon by the Board in affirmatively determining whether a director is “independent,” in compliance with NASDAQ and SEC rules, are comprised, in part, of those objective standards set forth in such rules. In addition to these objective standards and in compliance with NASDAQ and SEC rules, no director will be considered independent who has a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgement in carrying out the responsibilities of a director. The Board exercises appropriate discretion in identifying and evaluating any such relationship. The Board, in applying the above-referenced standards and after considering all of the relevant facts and circumstances, has affirmatively determined that the Company’s independent directors and director nominees are: Martin G. Glavin, Nikki L. Hamblin, Ronald Herring, Melissa Kidd, Thomas J. McAteer, Lee D. Rudow, and Jeffrey Schlarbaum, representing a majority of the members of the Board.

Lakeland’s independent directors meet in executive sessions when deemed necessary, but generally no less than twice a year.

Board and Committee Meetings and Attendance

The Board currently has three standing committees – the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. Each committee operates under a written charter adopted by the Board and each charter is available without charge on our website at www.lakeland.com under the heading “Investor Relations-Governance.” Hard copies may also be obtained, without charge, by writing to our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

During the fiscal year ended January 31, 2026, there were five meetings of the Board; six meetings of the Audit Committee; four meetings of the Compensation Committee; and four meetings of the Nominating and Governance Committee. Each director attended at least 75% of the aggregate number of meetings of the Board, and the respective committees of which he or she is a member, during the period for which he or she was a director during the fiscal year ended January 31, 2026.

Audit Committee

As of the date of this Proxy Statement, the members of our Audit Committee are Martin G. Glavin (Co-Chair), Jeffrey Schlarbaum (Co-Chair) and Ronald Herring. Each member of the Audit Committee has been determined by the Board, as reviewed on an annual basis, to meet the standards for independence required of audit committee members by the NASDAQ listing standards and applicable SEC rules. Our Board has determined that each of Mr. Glavin and Mr. Schlarbaum is an “audit committee financial expert” within the meaning of applicable SEC rules based upon, among other things, educational background and experience and having served in chief executive officer roles in which they oversaw or assessed the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements.

The formal report of our Audit Committee is included in this Proxy Statement. The Audit Committee’s responsibilities include, among other things:

•
the oversight of the quality of our consolidated financial statements and our compliance with legal and regulatory requirements;
•
the selection, evaluation and oversight of our independent registered public accountants, including conducting a review of their independence, determining their fees, overseeing their audit work, and reviewing and pre-approving any internal control-related services and permitted non-audit services that may be performed by them;
•
the oversight of annual audit and quarterly reviews, including review of our consolidated financial statements, our critical accounting policies and any material related-party transactions and the application of accounting principles;
•
the oversight of the Company's cybersecurity program, capabilities, and resilience;
•
assisting management with its determination as to whether a cybersecurity incident or breach is material to the Company;
•
the oversight of major risks to the Company, including third party risks, arising from its technology, digital and data strategies and its cybersecurity program;
•
the review of reports from management and the Company's internal audit function concerning cybersecurity incidents and other security-related incidents impacting the Company's information systems and security, and internal audit results pertaining to cybersecurity controls;
•
monitoring compliance with the Company’s Global Code of Business Conduct and the review of such Global Code of Business Conduct on a periodic basis; and
•
the oversight of financial reporting process and internal controls, including a review of the adequacy of our accounting and internal controls and procedures.

Compensation Committee

As of the date of this Proxy Statement, the members of our Compensation Committee are Thomas J. McAteer (Chairman), Nikki Hamblin, and Melissa Kidd. All members of the Compensation Committee have been determined to meet the applicable NASDAQ and SEC standards for independence. Our Compensation Committee’s role includes setting and administering the policies governing the compensation of executive officers, including cash compensation and equity incentive programs, and reviewing and establishing the compensation of the Chief Executive Officer and other executive officers. Our Compensation Committee’s principal responsibilities, which have been authorized by the Board, are:

•
approving the corporate goals and objectives applicable to the compensation for the Chief Executive Officer, evaluating at least annually the Chief Executive Officer’s performance in light of those goals and objectives and determining and approving the Chief Executive Officer’s compensation level based on this evaluation;
•
reviewing and approving other executive officers’ annual base salaries and annual incentive opportunities (after considering the recommendation of our Chief Executive Officer with respect to the form and amount of compensation for executive officers other than the Chief Executive Officer);
•
evaluating the level and form of compensation for the Board of Directors and committee service by non-employee members of our Board and recommending changes when appropriate;
•
advising the Board on our compensation and benefits matters, including making recommendations and decisions where authority has been granted regarding our equity-based compensation plans and benefit plans generally, including employee bonus and retirement plans and programs;
•
approving the amount of and vesting of equity awards;
•
evaluating the need for, and provisions of, any employment contracts/severance arrangements for the Chief Executive Officer and other executive officers; and
•
reviewing and discussing with management our disclosure relating to executive compensation proposed by management to be included in our Proxy Statement and recommending that such disclosures be included in our Proxy Statement.

Our Compensation Committee does not delegate any of its responsibilities to other committees or persons, except the Compensation Committee has delegated the power to make equity grants and awards to certain employees of the Company (other than grants and awards to any Company director or any officer subject to Section 16 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”)), subject to the limitations set by the Compensation Committee. Participation by executive officers in the recommendation or determination of compensation for executive officers or directors is limited to (i) recommendations by our Chief Executive Officer to our Compensation Committee regarding the compensation of executive officers other than with respect to himself and (ii) our Chief Executive Officer’s participation in Board determinations of compensation for the non-employee directors.

Our Compensation Committee has the authority to engage the services of outside advisors. The Compensation Committee retained Willis Towers Watson, an independent compensation consultant, to provide market and peer group data and to assist the Compensation Committee in making compensation decisions applicable to the Company’s executive officers and non-employee directors. In this role, Willis Towers Watson renders services specifically requested by the Compensation Committee, which have included examining the overall pay mix for our executives, conducting a competitive assessment of our executive compensation program and making recommendations to and advising the Compensation Committee on compensation design and levels. In addition, Willis Towers Watson provides advice to the Compensation Committee on the compensation elements and levels for non-employee directors. Willis Towers Watson was also engaged by management to serve as the broker of record for various insurance products and programs where the Company or an affiliated business was the insured entity. During the fiscal year ended January 31, 2026, Willis Towers Watson provided services with respect to the amount or form of executive and director compensation in the aggregate amount of $24,984 and for calendar year 2025, provided such other insurance services to the Company in the aggregate amount of $212,000. The Board of Directors approved the various other services provided by Willis Towers Watson. The Compensation Committee assessed Willis Towers Watson’s independence based on various factors and has determined that such engagement and the services provided by Willis Towers Watson to the Compensation Committee did not raise any conflict of interest.

Nominating and Governance Committee

As of the date of this Proxy Statement, the members of our Nominating and Governance Committee are Nikki Hamblin (Chair), Melissa Kidd, and Thomas J. McAteer. All of the members of the Nominating and Governance Committee have been determined to meet the applicable NASDAQ and SEC standards for independence. The purpose of the Nominating and Governance Committee is to identify, screen and recommend to the Board qualified candidates to serve as directors, to develop and recommend to the Board a set of corporate governance principles applicable to Lakeland, and to oversee corporate governance and other organizational matters. The Nominating and Governance Committee’s responsibilities include, among other things:

•
reviewing qualified candidates to serve as directors;
•
aiding in attracting qualified candidates to serve on the Board;

•
considering, reviewing and investigating (including with respect to potential conflicts of interest of prospective candidates) and either accepting or rejecting candidates suggested by our stockholders, directors, officers, employees and others;
•
recommending to the Board nominees for new or vacant positions on the Board and providing profiles of the qualifications of the candidates;
•
monitoring our overall corporate governance and corporate compliance program;
•
reviewing and adopting policies governing the qualification and composition of the Board;
•
reviewing and making recommendations to the Board regarding Board structure, including establishing criteria for committee membership, recommending processes for new Board member orientation, and reviewing and monitoring the performance of incumbent directors;
•
recommending to the Board action with respect to implementing resignation, retention and retirement policies of the Board; and
•
reviewing and making recommendations to the Board regarding the nature and duties of Board committees, including evaluating the committee charters, recommending appointments to committees, and recommending the appropriate chairperson for the Board.

Corporate Responsibility Programs

As a company dedicated to protecting and improving the health and safety of workers, and their families, around the world, we believe that corporate responsibility is critical to successfully executing our mission. Consistent with this belief, the Board is committed to assuring that the Company’s corporate responsibility program flourishes and benefits our employees and the communities where we operate around the world. The Nominating and Governance Committee and the Board exercise oversight and provide direction to the executive team with regard to the Company’s corporate responsibility programs and policies. The Board considers sound stewardship of these matters critical to development of the Company’s work force, the sustainability of its supply chain, and sound corporate citizenship. The executive team is charged with maintaining and implementing these policies and programs and reports, at regular intervals, to the Nominating and Governance Committee and the Board on progress and the status of this program and its elements. The corporate responsibility program consists of policies, statements, and internal reporting covering the following program elements:

•
Global Code of Business Conduct
•
Code of Ethics for CEO and Senior Financial Officers
•
Supplier Code of Conduct
•
Global Human Rights Policy
•
Global Environmental Policy
•
Global Policy on Conflict Minerals
•
Global Workplace Health & Safety Policy
•
Whistleblower Policy
•
Global Policy on Insider Trading
•
Statement on Modern Slavery and Human Trafficking
•
Anti-Bribery and Anti-Corruption Compliance Policy

Copies of the Company’s corporate responsibility programs and policies can be found on our website at www.lakeland.com under the heading “Investor Relations-Governance.”

Director Nomination Procedures

The Nominating and Governance Committee will consider individuals recommended by stockholders for nomination as candidates for election to the Board at annual meetings of stockholders. Such suggested nominees will be considered in the context of the Nominating and Governance Committee’s determination regarding all issues relating to the composition of the Board, including the size of the Board, any criteria the Nominating and Governance Committee may develop for prospective Board candidates and the qualifications of candidates relative to any such criteria. The Nominating and Governance Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. Any stockholder who wants to nominate a candidate for election to the Board must deliver timely notice to our Secretary at our principal executive offices. In order to be timely, the notice must be delivered:

•
in the case of an annual meeting, not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders, although if the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the notice must be received not less than 90 days nor more than 120 days prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the annual meeting was made; and

•
in the case of a special meeting, not less than 90 days nor more than 120 days prior to the date of such special meeting or, if the first public announcement of the date of such special meeting is less than 100 days prior to the date of such meeting, the 10th day following the date public disclosure of the special meeting was made.

The stockholder’s notice to the Secretary must set forth:

•
as to each person whom the stockholder proposes to nominate for election as a director
o
the nominee’s name, age, business address and residence address;
o
the nominee’s principal occupation and employment;
o
the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the nominee, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the nominee, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the nominee; and
o
any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder.
•
as to the stockholder giving the notice
o
the stockholder’s name and record address;
o
the class and series and number of shares of each class and series of capital stock of Lakeland which are owned beneficially or of record by the stockholder, and any other direct or indirect pecuniary or economic interest in any capital stock of Lakeland held by the stockholder, including without limitation, any derivative instrument, swap (including total return swaps), option, warrant, short interest, hedge or profit sharing arrangement, and the length of time that such interest has been held by the stockholder;
o
a description of any proxy, contract, arrangement, understanding, or relationship between the stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by the stockholder;
o
a representation by the stockholder that the stockholder is a holder of record of stock of Lakeland entitled to vote at such meeting by proxy at the meeting to nominate the person or persons named in the stockholder’s notice; and
o
any other information relating to the stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder.

A stockholder providing notice of any nomination proposed to be made at an annual meeting or special meeting shall further be required, for such notice of nomination to be proper, to update and supplement the notice, if necessary, so that the information provided or required to be provided in the notice is true and correct as of the record date for the meeting and as of the date that is ten business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to the Secretary at the principal executive offices of the Company not later than five business days after the record date for the meeting in the case of the update and supplement requirement to be made as of the record date, and not later than eight business days prior to the date for the meeting, any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten business days prior to the meeting or any adjournment or postponement thereof.

The notice delivered by a stockholder must be accompanied by a written consent of each proposed nominee to be named as a nominee and to serve as a director if elected. The stockholder must be a stockholder of record on the date on which the stockholder gives the notice described above and on the record date for the determination of stockholders entitled to vote at the meeting.

The Nominating and Governance Committee believes that the minimum qualifications for serving as a director are that a nominee demonstrate, by significant accomplishment in his or her field, an ability to make a meaningful contribution to the Board’s oversight of the business and affairs of Lakeland and have an impeccable record and reputation for honesty and ethical conduct in both his or her professional and personal activities. In addition, the Nominating and Governance Committee examines a candidate’s specific experiences and skills, relevant industry background and knowledge, time availability in light of other commitments, potential conflicts of interest, interpersonal skills and compatibility with the Board, and independence from management and the Company. The Nominating and Governance Committee also seeks to have the Board represent a diversity of backgrounds and experience. The Nominating and Governance Committee does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Nominating and Governance Committee believes that the backgrounds and qualifications of the directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Nominating and Governance Committee identifies potential nominees through independent research and through consultation with current directors and executive officers and other professional colleagues. The Nominating and Governance Committee looks for persons meeting the criteria above and takes note of individuals who have had a change in circumstances that might make them available to serve on the Board, for example, retirement as a Chief Executive Officer or Chief Financial Officer of a company. The Nominating and Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates. As described above, the Nominating and Governance Committee will also consider candidates recommended by stockholders. With respect to Lee D. Rudow, who was appointed to the Board after the 2025 Annual Meeting of Stockholders, such candidate was recommended to the Nominating and Corporate Governance Committee by James M. Jenkins, our President, Chief Executive Officer and Executive Chairman.

Once a person has been identified by the Nominating and Governance Committee as a potential candidate, the committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Nominating and Governance Committee determines that the candidate warrants further consideration by the committee, the Chairman or another member of the committee will contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Nominating and Governance Committee requests a resume and other information from the candidate, reviews the person’s accomplishments and qualifications, including in light of any other candidates that the committee might be considering. The Nominating and Governance Committee may also conduct one or more interviews with the candidate, either in person, telephonically or both. Nominating and Governance Committee members may conduct a background check, may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Nominating and Governance Committee’s evaluation process does not vary based on whether a candidate is recommended by a stockholder, although, as stated above, the committee may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

Interested Party Communications

The Board has established a process to receive communications from stockholders and other interested parties. Stockholders and other interested parties may contact any member (or all members) of the Board by mail. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual director or group or committee of directors by either name or title. All such correspondence should be sent to our Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

All communications received as set forth in the preceding paragraph will be opened by the office of our Secretary for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Secretary’s office will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope is addressed.

Director Attendance at Annual Stockholder Meetings

We expect that each of our directors attend our annual meetings of stockholders. All of our directors then in office attended the annual meeting of stockholders held on June 12, 2025.

Corporate Governance Guidelines and Practices

We are committed to good corporate governance practices and as such we have adopted formal Corporate Governance Guidelines. A copy of the Corporate Governance Guidelines may be found on our website at www.lakeland.com under the heading “Investor Relations-Governance-Corporate Governance Guidelines.” Below are some highlights of our corporate governance guidelines and practices:

o
Board Independence. We believe that the Board should be comprised of a majority of independent directors and that no more than two management executives may serve on the Board at the same time. Currently, the Board has eight directors, seven of whom are independent directors under the applicable NASDAQ rules and one of whom serves in an employment capacity as President, Chief Executive Officer and Executive Chairman and is a current member of management. The Board has determined that the three Class I director nominees are also independent.
o
Board Committees. All of our Board committees consist entirely of independent directors as defined under the applicable NASDAQ rules.
o
Board and Executive Leadership Structure. In January 2024, the Board elected to combine the Company’s chief executive officer and board chair roles when it appointed James M. Jenkins to serve as Acting President and Chief Executive Officer in addition to his role as Executive Chair of the Board. As President, Chief Executive Officer and Executive Chair, Mr. Jenkins serves as a bridge between the Board and management, providing our Board with strong leadership and firsthand knowledge of management’s execution of our strategic priorities, which the Board believes is optimal at this time. The decision whether to combine or separate these positions depends on what our Board deems to be in the best interest of stockholders in light of prevailing circumstances at the time of the evaluation, including in light of any changes in Board composition, management, or in the nature of the Company’s business and operations. When Mr. Jenkins was initially appointed as Executive Chair on August 30, 2023, the Board appointed Thomas J. McAteer as Lead Independent Director. The Lead Independent Director chairs the meetings of independent directors and possesses any other responsibilities that the independent directors as a whole might designate from time to time. Our Board believes the Company is well-served by this flexible leadership structure and that the combination or separation of these positions should continue to be considered on an ongoing basis.
o
Clawback Policy. In November 2023, we adopted a Compensation Recoupment Policy (the “Clawback Policy”), in compliance with the requirements of the Dodd-Frank Act, final SEC rules and applicable NASDAQ listing standards, which covers our current and former officers subject to Section 16 of the Exchange Act, including all of our Named Executive Officers. Under the Clawback Policy, if there is a restatement of our financial results, the Company will recover erroneously awarded incentive compensation from such officers during a three-year look back period.
o
Global Policy on Insider Trading. We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted our Global Policy on Insider Trading governing the purchase, sale, and/or other dispositions of our securities by our directors, officers, and employees, which we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, as well as the applicable rules and regulations of The Nasdaq Stock Market, LLC. A copy of the Policy was incorporated by reference as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended January 31, 2026.
o
Anti-Hedging and Anti-Pledging Policy. The Company’s Global Policy on Insider Trading prohibits the Company’s officers, directors and employees, from engaging in hedging or monetization transactions and from holding Company securities in margin accounts or pledging securities as collateral for a loan.
o
Stock Ownership Guidelines for Executive Officers and Directors. The Company’s Long-Term Incentive Plan (the “LTIP”) provides that the Chief Executive Officer must own Company shares with a fair market value equal to at least four times his or her base salary, each other executive officer of the Company must own Company shares with a fair market value equal to at least two times his or her base salary, and directors must own Company shares with a fair market value equal to at least two times his or her annual cash retainer. Dispositions of shares obtained from equity awards will be prohibited unless such ownership requirements are met at the time of the proposed disposition.
o
Independent Advisors. The Board and each committee have the power to hire independent legal, financial or other advisors at any time as they deem necessary and appropriate to fulfill their Board and committee responsibilities.
o
Directors Are Subject to our Global Code of Business Conduct. Board members must act at all times in accordance with the requirements of our Global Code of Business Conduct. This obligation includes adherence to our policies with respect to conflicts of interest, ethical conduct in business dealings and respect for and compliance with applicable law. Any requested waiver of the requirements of the Code of Conduct with respect to any individual director or executive officer must be reported to, and is subject to the approval of, the Board, or the Audit Committee.
o
Board Engagement. The Board has regularly scheduled presentations from our finance and major business operations personnel.
o
No Corporate Loans. Our stock plans and practices prohibit us from making corporate loans to employees for the exercise of stock options or for any other purpose.

Risk Oversight

Management is responsible for the day-to-day management of risks for Lakeland, while our Board, as a whole and through its committees, is responsible for the oversight of risk management. The Board sets our overall risk management strategy and our risk appetite and ensures the implementation of our risk management framework. Specific committees of the Board are responsible for overseeing specific types of risk. Our Audit Committee periodically discusses risks as they relate to the Company’s financial statements, the evaluation of the effectiveness of internal control over financial reporting, compliance with legal and regulatory requirements including the Sarbanes-Oxley Act, and related party transactions, among other responsibilities set forth in the Audit Committee’s charter. Our Audit Committee also periodically may review our tax exposures and our internal processes to ensure compliance with applicable laws and regulations. Our Audit Committee oversees and reviews with management the Company’s cybersecurity program and contingency plans; assists management with its determination as to whether a cybersecurity incident or breach is material to the Company; and reviews management and internal audit reporting regarding internal audit results pertaining to technology and cybersecurity controls. Our Audit Committee also reviews any employee reports regarding suspected violations of our Global Code of Business Conduct (the “Code of Ethics”). Our Board monitors risks as they may be related to financing matters such as acquisitions and dispositions, our capital structure, credit facilities, equity issuances, and liquidity. Our Compensation Committee establishes our compensation policies and programs in such a manner that our executive officers are not incentivized to take on an inappropriate level of risk. Each of our committees of the Board regularly delivers reports to the members of the Board, in order to keep the Board informed about what transpires at committee meetings. In addition, if a particular risk is material or where otherwise appropriate, the full Board may assume oversight over such risk, even if the risk was initially overseen by a committee.

Code of Ethics

The Board adopted our Code of Ethics that applies to all officers, directors and employees. The Code of Ethics sets forth information and procedures for employees to report ethical or accounting concerns, misconduct or violations of the Code in a confidential manner. The Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance-Global Code of Business Conduct.” The Board has also adopted a Code of Ethics for CEO and Senior Financial Officers (the “Senior Officer Code of Ethics”) that is applicable to our Chief Executive Officer and all senior financial officers, including the Chief Financial Officer and principal accounting officer and controller. The Senior Officer Code of Ethics is available on our website at www.lakeland.com under the heading “Investor Relations-Governance-Code of Ethics for CEO and Senior Financial Officials.” Amendments to, and waivers from, the Senior Officer Code of Ethics will be disclosed at the same website address provided above and, in such filings, as may be required pursuant to applicable law or listing standards. We intend to satisfy the disclosure requirement under Item 5.05(c) of Form 8-K regarding certain amendments to, or waivers from, a provision of our Senior Officer Code of Ethics by posting such information on our website at www.lakeland.com under the heading “Investor Relations-Governance-Code of Ethics for CEO and Senior Financial Officials.”

Compensation Committee Interlocks and Insider Participation

No member of our Compensation Committee is an officer or employee of Lakeland, and none of our executive officers serves as a member of a compensation committee of any entity that has one or more executive officers serving as a member of our Compensation Committee.

DIRECTOR COMPENSATION

For the fiscal year ended January 31, 2026, the compensation structure for our non-employee directors was as follows:

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an annual Board retainer in the amount of $70,000;
•
an annual Board grant of restricted stock units (“RSUs”) having a value equal to $75,000;
•
an additional annual retainer of $85,000 for the lead independent director (if applicable);
•
an additional grant of RSUs for the lead independent director (if applicable) having a value equal to $30,000;
•
an additional annual retainer of $20,000 for each of the Vice Chair of the Board (if any) and Audit Committee Chair;
•
an additional annual retainer of $7,500 for each of the Compensation Committee Chair and each member of the Audit Committee;
•
an additional annual retainer of $6,000 for the Nominating and Governance Committee Chair;
•
an additional annual retainer of $3,750 for each member of the Compensation Committee; and
•
an additional annual retainer of $3,000 for each member of the Nominating and Governance Committee.

Following the Company’s 2025 Annual Meeting on June 12, 2025, each of our non-employee directors then serving on the Board received awards of 4,889 time-based RSUs under our 2017 Equity Incentive Plan, which vest in full on the first anniversary of the date of grant, assuming the director’s continuous service on the Board of Directors on such date. For his role as our lead independent director, Thomas J. McAteer, received an additional award of 1,956 time-based RSUs under our 2017 Equity Incentive Plan, which vest in full on the first anniversary of the date of grant, assuming his continuous service on the Board of Directors on such date. Additionally, on June 12, 2025, each member of the previously established Technology Committee, which was in place during the fiscal year ended January 31, 2026 to oversee the implementation of the Company’s new enterprise resource planning system (“ERP”), received a one-time grant of 3,000 RSUs for their service on the Technology Committee, which vest in full on the first anniversary of the date of grant, assuming the director’s continuous service on the Board of Directors on such date.

In June 2025, the Board approved a voluntary program whereby non-employee directors could elect to receive equity compensation in lieu of all or a portion of the cash compensation payable to such non-employee directors for the remainder of the fiscal year ending January 31, 2026. Certain of the Company’s then-serving non-employee directors elected to receive a portion of his or her remaining 2026 retainer fees in the form of equity. On August 1, 2025, for each non-employee director who elected to receive equity in lieu of cash, such non-employee director received two awards under the Lakeland Industries, Inc. 2017 Equity Incentive Plan: (i) the first award, issued as restricted stock, which vests in full on the first anniversary of the date of grant, assuming the director’s service is not terminated for cause prior to the vesting date, which had a grant date fair value equal to 100% of the elected portion of the retainer fees received in the form of equity, and (ii) the second award, issued as RSUs, which vests in full on the first anniversary of the date of grant, assuming the director’s continuous service on the Board of Directors on such date, which had a grant date fair value equal to 30% of the elected portion of the retainer fees received in the form of equity.

Members of the Board of Directors are reimbursed for all travel-related expenses to and from meetings of the Board and committees. Directors who are also officers of the Company are not compensated for their duties as directors.

DIRECTOR COMPENSATION - FISCAL 2026

The following table sets forth compensation paid by the Company to our non-employee directors during the fiscal year ended January 31, 2026.

Name(1)	Fees Earned or Paid in Cash(2) ($)	Stock Awards(3) ($)		Total ($)
Nikki L. Hamblin	$79,750	$86,959	(4)	$166,709
Ronald Herring	$77,500	$78,482	(5)	$155,982
Martin G. Glavin	$90,000	$191,844	(6)	$281,844
Melissa Kidd	$76,750	$80,751	(7)	$157,501
Thomas McAteer	$165,500	$163,438	(8)	$328,938
Jeffrey Schlarbaum	$90,000	$121,017	(9)	$211,017

(1)
James M. Jenkins, our President, Chief Executive Officer and Executive Chairman, is not included in the table above as he was an employee of the Company during fiscal 2026 and, therefore, did not receive any additional compensation for the services that he provided as director. The compensation that Mr. Jenkins received in the fiscal years ended January 31, 2025 and 2026, is included in the Summary Compensation Table.
(2)
This column represents the amount of all fees earned or paid in cash for services as a director. Certain of the Company’s non-employee directors elected to receive a portion of their annual cash retainers in the form of equity, as described above. For each non-employee director who elected to receive equity in lieu of cash, such non-employee director received two awards under the Lakeland Industries, Inc. 2017 Equity Incentive Plan: (i) the first award, issued as restricted stock, which vests in full on the first anniversary of the date of grant provided, assuming the director’s service is not terminated for cause prior to the vesting date, which had a grant date fair value equal to 100% of the elected portion of the retainer fees, and (ii) the second award, issued as RSUs, which vests in full on the first anniversary of the date of grant, assuming the director’s continuous service on the Board of Directors on such date, which had a grant date fair value equal to 30% of the elected portion of the retainer fees. Only the first award, issued as restricted stock, is included in the amounts represented in this column; the second award, issued as RSUs, is included in the “Stock Awards” column as footnoted below. The aggregate grant date fair value of the restricted stock and RSUs awarded to the non-employee directors, computed in accordance with FASB ASC 718, was higher than the annual retainers otherwise payable to them. The amounts subject to such election for each non-employee director were as follows: Ms. Hamblin—$39,875; Mr. Herring—$11,625; Mr. Glavin—$45,000; Ms. Kidd—$19,188; Mr. McAteer—$41,375; and Mr. Schlarbaum—$0. See the disclosure above under “Director Compensation” for a discussion of the terms of the equity awards issued in connection with the election to receive equity in lieu of cash retainers for our non-employee directors.
(3)
Represents (i) the aggregate grant date fair value of RSUs granted to our non-employee directors during the fiscal year ended January 31, 2026 and (ii) the incremental value of the second award described in footnote (2) above related to the annual cash retainers elected to be received in the form of RSUs as follows: Ms. Hamblin, $11,963; Mr. Herring, $3,488; Mr. Glavin, $13,500; Ms. Kidd, $5,756; Mr. McAteer, $12,413; and Mr. Schlarbaum, $0. The assumptions used to calculate the grant date fair value are set forth in Note 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026, as filed with the SEC.
(4)
As of January 31, 2026, Ms. Hamblin’s outstanding equity awards consisted of: (a) 5,785 RSUs and (b) 2,987 shares of restricted stock.
(5)
As of January 31, 2026, Mr. Herring’s outstanding equity awards consisted of: (a) 5,150 RSUs and (b) 738 shares of restricted stock.
(6)
As of January 31, 2026, Mr. Glavin’s outstanding equity awards consisted of: (a) 12,400 RSUs and (b) 3,371 shares of restricted stock.
(7)
As of January 31, 2026, Ms. Kidd’s outstanding equity awards consisted of: (a) 5,320 RSUs and (b) 717 shares of restricted stock.
(8)
As of January 31, 2026, Mr. McAteer’s outstanding equity awards consisted of: (a) 10,775 RSUs and (b) 3,099 shares of restricted stock.
(9)
As of January 31, 2026, Mr. Schlarbaum’s outstanding equity awards consisted of 7,889 RSUs.

Mr. Rudow joined our Board of Directors effective April 9, 2026. Consistent with the Board’s current compensation program for non-employee directors as described above, Mr. Rudow will be eligible to receive the Company’s standard annual retainer for non-employee directors. Mr. Rudow also will be eligible to receive equity awards as part of the Company’s standard compensation for non-employee directors, beginning with the grant awarded to the Company’s non-employee directors on the date of the 2026 Annual Meeting, as well as reimbursement of expenses.

PROPOSAL NO. 2

RATIFICATION OF SELECTION OF RSM US LLP

AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected RSM US LLP (“RSM”) as our independent registered public accounting firm to audit our consolidated financial statements for the fiscal year ending January 31, 2027 and has directed that management submit the selection of RSM as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. A representative of RSM is expected to be available at the Annual Meeting and will be available to respond to appropriate questions from our stockholders and will be given an opportunity to make a statement if he or she desires to do so.

We are not required under our Bylaws, any other governing documents or applicable law to seek stockholder ratification of the selection of RSM as our independent registered public accounting firm. However, the Audit Committee seeks to have the selection of RSM ratified as a matter of good corporate governance. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether to retain that firm. Even if the selection is ratified, the Audit Committee may in its discretion direct the appointment of different independent registered public accountants at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter will be required to ratify the selection of RSM. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” this proposal.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

Change in Certifying Accountant

As reported in the Company’s Current Report on Form 8-K filed on October 18, 2024, we dismissed Deloitte & Touche LLP (“Deloitte”) as our independent registered public accounting firm effective as of October 11, 2024. The decision to dismiss Deloitte was approved by the Audit Committee of the Company’s Board of Directors.

The reports of Deloitte regarding the Company’s financial statements for the fiscal years ended January 31, 2024 and 2023 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the fiscal years ended January 31, 2024 and 2023, and during the subsequent interim period from January 31, 2024 through October 11, 2024, the date of dismissal, there were no “disagreements” (as described in Item 304(a)(1)(iv) of Regulation S-K) with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Deloitte would have caused it to make reference to such disagreement in its reports for such periods.

No “reportable events” as described under Item 304(a)(1)(v) of Regulation S-K occurred during the years ended January 31, 2024 and 2023, or subsequently up to October 11, 2024, except for the material weakness in the Company’s internal control over financial reporting, as reported in Item 9A of Part II of the Company’s Annual Report on Form 10-K for the year ended January 31, 2023, filed with the SEC on April 17, 2023, related to the Company’s failure to design, implement, and/or consistently operate effective controls over its foreign subsidiary currency translation or remeasurement to ensure the foreign subsidiary’s account balances were accurately stated in the consolidated financial statements. This material weakness was remediated as of January 31, 2024, as previously reported in the Company’s Annual Report on Form 10-K for the year ended January 31, 2024, filed with the SEC on April 11, 2024. This reportable event was discussed among the Audit Committee and Deloitte. Deloitte has been authorized by the Company to respond fully to the inquiries of RSM concerning this reportable event.

The Company provided Deloitte with a copy of the foregoing disclosure and requested that Deloitte furnish the Company with a letter addressed to the SEC stating whether it agrees with the above statements. A copy of the letter of Deloitte to the SEC, dated October 18, 2024, was filed as Exhibit 16.1 to our Current Report on Form 8-K filed on October 18, 2024.

On October 11, 2024, the Audit Committee of the Board of Directors of the Company, resolved to, and did, cause the Company to engage RSM as the Company’s independent auditor for the quarter ended October 31, 2024.

During the fiscal years ended January 31, 2024 and 2023 and through the date the Company selected RSM as its independent registered public accounting firm, neither the Company nor anyone on behalf of the Company consulted RSM regarding any accounting or auditing issues involving the Company, including (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was the subject of a “disagreement” or a “reportable event.”

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee of the Board of Directors of Lakeland Industries, Inc., describing the Audit Committee’s responsibilities and practices, specifically with respect to matters involving Lakeland’s accounting, auditing, financial reporting and internal control functions. Among other things, the Audit Committee reviews and discusses with management and with Lakeland’s independent registered public accounting firm the results of Lakeland’s year-end audit, including the audit report and audited financial statements. The members of the Audit Committee of the Board are presenting this report for the fiscal year ended January 31, 2026.

The Audit Committee acts pursuant to a written charter. The Nominating and Governance Committee and the Board consider membership of the Audit Committee annually. The Audit Committee reviews and assesses the adequacy of its charter annually. The Audit Committee held six meetings during the fiscal year ended January 31, 2026.

All members of the Audit Committee are independent directors, qualified to serve on the Audit Committee pursuant to the applicable NASDAQ rules and the rules and regulations of the SEC. In accordance with its charter, the Audit Committee oversees accounting, financial reporting, internal control over financial reporting, financial practices and audit activities of Lakeland and its subsidiaries. The Audit Committee provides advice, counsel, and direction to management and the independent registered public accounting firm, based on the information it receives from them. The Audit Committee relies, without independent verification, on the information provided by Lakeland and on the representations made by management that the financial statements have been prepared with integrity and objectivity, on the representations of management, and the opinion of the independent registered public accounting firm that such financial statements have been prepared in conformity with accounting principles generally accepted in the United States, or GAAP.

In connection with its review of Lakeland’s audited financial statements for the fiscal year ended January 31, 2026, the Audit Committee reviewed and discussed the audited financial statements with management and discussed with RSM, Lakeland’s independent registered public accounting firm, the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) standards and the SEC. The Audit Committee received the written disclosures and the letter from RSM required by the applicable requirements of the PCAOB regarding RSM’s communications with the Audit Committee concerning independence and discussed with RSM its independence from Lakeland. The Audit Committee has also considered whether the provision of certain permitted non-audit services by RSM is compatible with their independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the audited consolidated financial statements be included in Lakeland’s Annual Report on Form 10-K for its fiscal year ended January 31, 2026 for filing with the SEC.

During fiscal 2026, the Audit Committee met with management and Lakeland’s independent registered public accounting firm and received the results of the audit examination, evaluations of Lakeland’s internal controls and the overall quality of Lakeland’s financial organization and financial reporting. The Audit Committee also meets at least once each quarter with Lakeland’s independent registered public accounting firm and management to review Lakeland’s interim financial results before the publication of Lakeland’s quarterly earnings press releases. The Audit Committee believes that a candid, substantive and focused dialogue with the independent registered public accounting firm is fundamental to the committee’s responsibilities. To support this belief, the Audit Committee meets separately with the independent registered public accounting firm without the members of management present on at least an annual basis.

The Audit Committee has established procedures for the receipt, retention and treatment of complaints received by Lakeland regarding accounting, internal accounting controls, or auditing matters, including the confidential, anonymous submission by Lakeland employees, received through established procedures, of concerns regarding questionable accounting or auditing matters. We have established a confidential email and hotline for employees to report violations of Lakeland’s Code of Ethics or other company policies and to report any ethical concerns.

The information contained in this report shall not be deemed “soliciting material” to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act except to the extent that Lakeland specifically incorporates it by reference into such filing.

The Audit Committee:

Martin G. Glavin, Co-Chair

Jeffrey Schlarbaum, Co-Chair

Ronald Herring

INDEPENDENT AUDITOR FEE INFORMATION

The Audit Committee appointed RSM as the independent registered public accounting firm to audit the financial statements for the fiscal year ended January 31, 2026. During fiscal 2025 until October 11, 2024, Deloitte served as our independent registered public accounting firm. Since October 11, 2024, RSM has served as our independent registered public accounting firm.

Fees billed for services by RSM during fiscal 2026 and fiscal 2025 are as follows:

	Fiscal 2026	Fiscal 2025(1)
Audit Fees	$1,213,175	$909,997
Audit-Related Fees	739,255	200,000
Tax Fees	--	--
All Other Fees	--	--
Total	$1,952,430	$1,109,997

1)	Amounts in this column represent fees relating to services rendered during the period from October 11, 2024 through January 31, 2025.

Audit Fees

Includes fees billed for professional services rendered for audit of our annual financial statements in compliance with Section 404 of the Sarbanes-Oxley Act of 2002 and review of financial statements included in our Forms 10-Q and other filings with the SEC. Additionally, Audit Fees for fiscal 2025 include fees related to issuance of a comfort letter in connection with our public offering of common stock in January 2025.

Audit-Related Fees

Includes certain services that are reasonably related to the performance of the audit or review of Lakeland’s consolidated financial statements and fees for acquisition related services.

Tax Fees

Includes service for tax compliance, tax advice and tax planning.

All Other Fees

Includes fees billed for services not classified in any of the above categories.

Audit Committee Pre-Approval Policy

In accordance with applicable laws and regulations, the Audit Committee reviews and pre-approves any non-audit services to be performed by our independent registered public accounting firm to ensure that the work does not compromise their independence in performing their audit services. The Audit Committee generally also reviews and pre-approves all audits, audit related, tax and all other fees, as applicable. In some cases, pre-approval may be provided by the full committee for up to a year and relates to a particular category or group of services and is subject to a specific budget and SEC rules. In other cases, the chairman of the Audit Committee has the delegated authority from the committee to pre-approve additional services, and such pre-approvals are then communicated to the full Audit Committee at its next meeting. During the year ended January 31, 2026, all services provided by RSM were approved in advance by the Audit Committee in compliance with these procedures.

PROPOSAL NO. 3

ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by Section 14A of the Exchange Act, the Company is providing stockholders with an advisory (non-binding) vote on compensation programs for our named executive officers (sometimes referred to as “say on pay”). See “Executive Officer Compensation.” Accordingly, you may vote on the following resolution at the Annual Meeting:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this Proxy Statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This non-binding advisory vote on executive compensation will be considered approved by the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote on the matter. You may vote “for,” “against” or “abstain.” Although this vote is non-binding, the Board and the Compensation Committee, which is comprised of independent directors, expect to take into account the outcome of the vote when considering future executive compensation decisions.

Our Board has adopted a policy of providing for annual advisory (non-binding) votes from stockholders on executive compensation until our Board determines that a different frequency for this advisory vote is in the best interests of our stockholders. The next say on pay vote will occur at the 2027 Annual Meeting, and the next required advisory (non-binding) vote on the frequency of say on pay votes occurs at the 2030 Annual Meeting.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THIS PROPOSAL

EXECUTIVE OFFICERS

Our Executive Officers are appointed by our Board and serve at its discretion. Set forth below is information regarding our current Executive Officers:

NAME	POSITION	AGE
James M. Jenkins (1)	President, Chief Executive Officer and Executive Chairman	62
J. Calven Swinea	Chief Financial Officer and Secretary	62
Hui (Helena) An	Chief Operating Officer	52
Laurel A. Yartz	Chief Human Resources Officer	53
Barry Phillips	Chief Revenue Officer - Fire	66
Kevin Rae	Executive Vice President of Europe, Middle East and Africa Fire Sales	54
Cameron S. Stokes	Chief Commercial Officer – Global Industrials	59

(1)
Mr. Jenkins’ biography is included under the heading “Election of Directors.”

J. Calven Swinea has served as our Chief Financial Officer since January 1, 2026 after having served as Vice President of Finance since September 2020. Mr. Swinea was Global Corporate Controller of Elliott Group, a manufacturer of turbomachinery, from September 2019 to September 2020. Before consulting for various public companies from October 2015 to September 2019, he was the Vice President of Administration/Vice President of Internal Audit for Walter Energy, Inc., a metallurgical coal producer, from August 2010 to October 2015. Mr. Swinea also served in various finance positions for Avocent Corporation, Sanmina Corporation and was a senior manager at EY LLP. Mr. Swinea holds an M.A. and B.S. in Accounting from the University of Alabama.

Helena An has served as our Chief Operating Officer since April 6, 2023. Ms. An previously served as our Vice President of Procurement and Asia Manufacturing since 2018. Ms. An has been with Lakeland for over 25 years in various procurement and manufacturing leadership positions. During her tenure she has been instrumental in establishing Lakeland’s first manufacturing facility in China and led the team that started up our Vietnam operation. Ms. An is experienced in manufacturing operations, raw material sourcing/supplier relationships, outsourcing partnerships across Asia and supply chain management. Ms. An is a graduate of Qingdao University of Science & Technology and holds an MBA from the University of Otago, New Zealand.

Laurel A. Yartz has served as our Chief Human Resources Officer since August 1, 2024. Ms. Yartz most recently served as the Senior Human Resources Leader for Lewis Services from July 2023 until June 2024. She has held positions of increasing responsibility at leading global companies, including at CooperVision, Inc. as Senior Human Resources Director, Americas (Commercial) and Global IT from July 2020 until June 2023, at Corning Incorporated as Senior Human Resources Leader for Corning Shared Services from August 2019 until July 2020 and for Corning Information Technology from August 2017 until August 2019, and previously at Thermo Fisher Scientific, Carestream, University of Rochester Medical Center, and American Standard Brands. She earned her Masters of Business Administration from the University of Rochester, William E. Simon School of Business and a Bachelor of Science in Business Administration (Human Resources Management & Strategic Management Concentrations) from California State University, Sacramento.

Barry G. Phillips has served as our Chief Revenue Officer – Fire since June 17, 2024. Mr. Phillips brings over 37 years of experience in global sales leadership, product development, revenue growth, and strategic market development, particularly in the fire service, first responder and industrial safety sectors. Before joining Lakeland, Mr. Phillips served as the Chief Revenue Officer of Witmer Public Safety Group, Inc. from September 2020 until June 2024, and as the Vice President for Global Sales and Vice President of Sales and Marketing from 2015 until 2020. His extensive background includes senior roles at leading safety product manufacturers and distributors, where he successfully led global B2B sales, marketing, service, and operations teams. Mr. Phillips has a proven track record of transforming sales organizations and driving significant revenue growth across numerous safety-focused industries. His extensive leadership in fire services organizations and industry standards associations, as well as his ability to drive growth and value through the development and execution of strategic sales plans, make him a valuable addition to our team as we continue to grow our global fire services business.

Kevin Rae has served as our Executive Vice President of Europe, Middle East and Africa Fire Sales since April 9, 2026. From December 2022 until April 2026, Mr. Rae was Lakeland’s Vice President of EMEA Fire & Global M&A Integration. Prior to joining Lakeland, Mr. Rae served as the Managing Director of Eagle Technical Products (“Eagle”) from March 2013 until Lakeland acquired Eagle in December 2022. At Eagle, he was responsible for leading operations and driving growth in fire and protective solutions. Mr. Rae has more than 20 years of leadership experience in personal protective equipment (PPE) and fire safety across the UK and EMEA, including extensive experience leading complex organizations, executing strategic initiatives, and navigating regulatory and operational environments across multiple geographies. He has a demonstrated track record of building and leading high-performing teams and aligning commercial strategy with operational execution. His leadership supports Lakeland’s continued development of its fire services platform and expansion across international markets.

Cameron S. Stokes has served as our Chief Commercial Officer - Global Industrials since January 31, 2025. Previously Mr. Stokes was our Vice President of Global Industrial Sales since June 17, 2024. Mr. Stokes is a seasoned sales and marketing executive who focuses on driving multimillion-dollar revenue growth and expanding market share in industrial safety products. His strategic vision and leadership have been demonstrated in his previous roles, most recently at Ansell Limited, where he served as Senior Director for North American Sales from January 2021 until December 2023 and as National Sales Director from 2015 until January 2021. At Ansell, he executed a strategic transition from a transactional model to a premium, value-centric sales approach. Mr. Stokes' expertise in industrial product market dynamics and customer needs will be instrumental in our efforts to penetrate new markets, increase our market share and optimize our global sales operations.

EXECUTIVE OFFICER COMPENSATION

The Company is both an accelerated filer and a smaller reporting company. For purposes of executive officer compensation, the Company is governed by the disclosure rules applicable to smaller reporting companies. Therefore, the following Executive Compensation Overview is not comparable to the “Compensation Discussion and Analysis” that is required of SEC reporting companies that are not smaller reporting companies.

Executive Compensation Overview

Compensation Philosophy and Objectives. The Company seeks to pay its executive officers total compensation that is competitive with other companies of comparable size and complexity. Generally, the types of compensation and benefits provided to the Chief Executive Officer and other executive officers are comparable to those provided to other executive officers of small cap, publicly traded and similarly sized companies in the industry in which the Company operates.

The compensation policies of the Company are designed to:

•
Increase stockholder value;
•
Increase the overall performance of the Company;
•
Attract, motivate and retain experienced and qualified executives; and
•
Incentivize the executive officers to achieve the highest level of Company financial performance.

While the Company seeks to maintain competitive compensation arrangements for its executives, it also strongly believes that the competitiveness of the compensation packages should be based on the total compensation achievable by the executive officers and that a significant portion of that compensation should be incentive based - linked to the performance of the Company. Consistent with Company philosophy and objectives, executive compensation is weighted heavily toward incentive compensation that is based on target performance metrics that are common to all incentive compensation throughout the Company. These targets are recommended by the executive team and are subject to approval by the Compensation Committee. Accordingly, the executive compensation packages provided to the Chief Executive Officer and the other executive officers are structured to include, among other things and in addition to, base salary, cash bonus, benefits, and equity incentives. The Company seeks to have incentive compensation comprise between 50% and 60% of total executive compensation, at target performance levels. A reasonable portion of the compensation packages for executive officers is in the form of time-based and performance-based RSU grants, which are intended to provide incentives to executive officers to achieve long-term growth in the earnings and price of the Company’s common stock and enhance executive retention. Additional annual incentive cash bonus opportunities based on pre-established performance goals as determined by the Compensation Committee are utilized to make adjustments necessary to maintain the competitiveness of executive compensation without compromising the Company’s commitment to keeping executive incentive compensation greater than 50% of total compensation. Overall compensation levels are intended to be set such that there must be growth in the market price of the Company’s common stock and growth in the Company’s financial performance parameters in order for executive officers to achieve a competitive compensation level.

The Compensation Committee believes that executive officer compensation should seek to align the interests of executives with those of the Company’s stockholders, by seeking to reward long-term growth (not short-term) in the value of the Company’s common stock and to reward the achievement of financial goals by the Company. For fiscal 2026, incentive components of RSU grants and incentive-based cash bonuses were based upon (i) metrics tied to doubling the Company’s total revenue, tripling the Company’s revenue from its fire services product line, and tripling the Company’s Adjusted EBITDA over the next four to six years for the performance-based portion of the long-term incentive equity awards and (ii) revenue growth, Adjusted EBITDA, and free cash flow margin for the short-term incentive cash bonuses. These incentives were intended to keep the executive team focused on the core goal of overall long-term corporate performance.

When setting or recommending compensation levels, the Compensation Committee considers the overall performance of the Company, the individual performance of each of the executive officers, and their individual contributions to and ability to influence the Company’s performance, and also seeks to encourage teamwork amongst the executives.

The Compensation Committee believes that the level of total compensation, including base salary, bonus, equity grants and benefits of executives should generally be maintained to compete with other public and private companies of comparable size and complexity. The Compensation Committee bases its determinations on a variety of factors, including the personal knowledge of market conditions that each member of the Compensation Committee has gained in his or her own experience managing businesses, salary surveys available to the Company, the knowledge of the Chief Executive Officer and other executives as to market conditions, information learned regarding the compensation levels at other small cap companies in the industrial apparel industry and other similarly sized businesses and information provided by Willis Towers Watson, its independent compensation consultant, on matters of executive officer and director compensation. The Compensation Committee periodically evaluates the types and levels of compensation paid by the Company to ensure that it is able to attract and retain qualified executive officers and that their compensation remains comparable to compensation paid to similarly situated executives in comparable companies.

The following describes in more specific terms the elements of compensation that implement the compensation philosophy and objectives described above, with specific reference to compensation earned by the named executive officers for the fiscal year ended January 31, 2026. “Named executive officers” refers to those executive officers named in the Summary Compensation Table that immediately follows this discussion.

Base Salaries. The base salary of each of our named executive officers is determined by evaluating the responsibilities of the position, the experience and knowledge of the individual and the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions (considered in the context of the total compensation paid by such companies). The Compensation Committee reviews base salaries from time to time and at least annually, considering the foregoing factors as well as the executive’s performance and the other factors considered in setting total compensation described above.

When salary adjustments are considered, they are made in the context of the total compensation for executive officers, consistent with the core principles discussed above. In each case, the participants involved in recommending and approving salary adjustments consider the performance of each executive officer, including consideration of new responsibilities and the previous year’s corporate performance. Individual performance evaluations take into account such factors as achievement of specific goals that are driven by the Company’s strategic plan and attainment of specific individual objectives. The factors impacting base salary levels are not assigned specific weights but are considered as a totality, against the backdrop of the Company’s overall compensation philosophy, and salary adjustments are determined in the discretion of the Compensation Committee and the Board.

The base salary amounts of our named executive officers for fiscal years 2026 and 2025 were as follows:

Named Executive Officer	FY 2026 Base Salary ($)	FY 2025 Base Salary ($)	% Change
James M. Jenkins(1)	$525,000	$525,000	—
Hui (Helena) An	$370,000	$335,000	10.4%
Barry Phillips	$300,000	$300,000	—
Roger Shannon(2)	$400,000	$360,000	11.1%

(1)
Mr. Jenkins voluntarily elected to take a 5% reduction in his base salary for the last three months of fiscal year 2026.
(2)
Mr. Shannon ceased serving as our Chief Financial Officer effective December 31, 2025.

Annual Cash Incentive Bonus Plan. The Company has historically granted its annual bonuses to executive officers pursuant to its short-term incentive cash bonus plan based on corporate performance, as measured by reference to factors which the Compensation Committee believes reflect objective performance criteria over which management generally has the ability to exert some degree of control. With respect to the fiscal year ended January 31, 2026, the Compensation Committee approved a bonus program pursuant to which the named executive officers, as well as other key employees, would earn bonuses based upon defined corporate performance goals and individual financial and operational parameters. The Compensation Committee set corporate performance goals tied to revenue growth (weighted at 35%), Adjusted EBITDA (weighted at 35%), free cash flow margin (weighted at 15%), and individual performance goals for each executive officer (weighted at 15%) for the annual cash bonus program for the fiscal year ended January 31, 2026, with payouts ranging from 50% of target for minimum level of performance, 100% of target for target level performance, and 200% of target for performance at the maximum level. The named executive officers’ target bonuses for fiscal 2026 as a percentage of base salary are as follows: Mr. Jenkins: 100%; Ms. An: 45%; Mr. Phillips: 45%; and Mr. Shannon: 50%.

For fiscal year 2026, the Company’s performance was between the threshold and target level with respect to the revenue growth measure and below threshold for the Adjusted EBITDA and free cash flow margin measures. Despite achieving threshold performance with respect to the revenue growth measure, the Compensation Committee exercised negative discretion and determined not to pay out incentive bonuses to our named executive officers for fiscal year 2026 given the Company’s overall performance in 2026, except for Mr. Shannon, who was entitled to a pro rated portion of his fiscal year 2026 incentive bonus pursuant to the terms of his General Release and Separation Agreement.

Equity Awards. A third component of executive officers’ compensation is grants of equity awards, which may be in the form of shares of restricted stock, RSUs (time-based and performance-based), or stock options, issued pursuant to our stock plans then in effect; although the Compensation Committee may consider using other equity-based incentives in the future. The Compensation Committee grants equity awards to the Company’s executive officers in order to align their interests with the interests of the stockholders. Restricted stock, RSU, and stock option grants are considered by the Company to be an effective long-term incentive because the executives’ gains are linked to increases in stock value, which in turn provides stockholder gains. Our named executive officers received grants of RSUs and PSUs in fiscal 2026 in accordance with the terms of our 2017 Equity Incentive Plan, as follows:

Named Executive Officer	Time-Based RSUs Granted(1) (#)	Target Number of PSUs Granted(2) (#)
James M. Jenkins	16,752	63,960
Hui (Helena) An	6,493	32,646
Barry Phillips	4,308	25,774
Roger Shannon(3)	10,211	48,197

(1) The RSUs were granted on April 15, 2025 and vest 1/3 on the first anniversary of the date of grant, 1/3 on January 31, 2027 and 1/3 on January 31, 2028; provided, however, that the named executive officer remains in continuous service through the vesting date.

(2) The PSUs were granted on May 1, 2025 and vest, if at all, based upon achievement of the following performance targets: growing (i) the Company’s total revenue to $258.7 million (weighted at 30%), (ii) the Company’s revenue from its Fire Services product line to $161.8 million (weighted at 30%), and (iii) the Company’s Adjusted EBITDA to $47.1 million (weighted at 40%) (collectively, the “DTT Measures”), in each case over the next four to six years, as discussed below. Each metric is measured independently with threshold awards being triggered at 80% of achievement of target, target awards being triggered at 100% of achievement of target and maximum awards being triggered at 120% of achievement of target. The payout of each such PSU is based on the timing of the achievement of the DTT Measures with 100% of the award being paid out if the DTT Measures are satisfied by fiscal year 2029, 80% of the award being paid out if the DTT Measures are satisfied by fiscal year 2030, and 50% of the award being paid out if the DTT Measures are satisfied by fiscal year 2031. The PSUs will be forfeited to the extent that the performance measures are not met at least at the threshold level (80% of target performance for each respective independent performance measure) by January 31, 2031. Vesting of the PSUs is also subject to the named executive officers’ respective continued employment on the date of certification of achievement of performance.

(3) Pursuant to the terms of Mr. Shannon’s separation agreement with the Company, the Compensation Committee approved the continued vesting of Mr. Shannon’s tranche of RSUs that were scheduled to vest on April 15, 2026; all remaining unvested RSUs reported in this table and all of the PSUs reported in this table were forfeited upon Mr. Shannon’s termination of employment effective December 31, 2025.

In June 2025, the Board approved a voluntary program whereby certain of the Company’s employees (including our named executive officers) could elect to receive equity compensation in lieu of all or a portion of their remaining unpaid base salary for the remainder of the fiscal year ended January 31, 2026 and/or their incentive cash bonus for fiscal year 2026. On the first payroll date in July 2025, each participating employee was granted equity having a grant date fair value equal to 130% of the employee’s total cash value of the elected portion of the base pay and the elected portion of the cash bonus. Such equity was granted as follows: (a) if equity was elected in lieu of base pay, (i) the first award, issued as restricted stock, which vests in full on the first anniversary of the date of grant, assuming the employee is not terminated for cause prior to the vesting date, having a grant date fair value equal to 100% of the elected portion of the base pay, and (ii) the second award, issued as RSUs, which vests in full on the first anniversary of the date of grant, assuming the employee’s continuous service with the Company on such date, having a grant date fair value equal to 30% of the elected portion of the base pay; (b) if equity was elected in lieu of cash bonus and such participating employee was not a participant in the Company’s Severance and CIC Plan (as defined below), a single award of PSUs, with the performance measures being the same performance measures used in the annual incentive bonus plan; and (c) if equity was elected in lieu of cash bonus and such participating employee was a participant in the Company’s Severance and CIC Plan, (i) the first award, issued as PSUs, which vests in full on the first anniversary of the date of grant, assuming the employee’s continuous service with the Company on such date, having a grant date fair value equal to 30% of the elected portion of the cash bonus, with the performance measures being the same performance measures used in the annual incentive bonus plan, and (ii) the second award, to be issued as restricted stock, which would vest in full on the first anniversary of the date of grant (with such date of grant based upon the Compensation Committee’s certification of the Company’s actual performance for fiscal year 2026), assuming the employee is not terminated for cause prior to the vesting date, having a grant date fair value equal to 100% of the elected portion of the cash bonus. Because the Compensation Committee exercised negative discretion and determined that no annual incentive cash bonus was payable for fiscal year 2026, none of the PSUs actually issued were earned, and none of the named executive officers received grants of restricted stock for the amount representing 100% of the elected portion of the cash bonus.

As a result of an error in the calculation of the salary amounts each named executive officer should have received for the remainder of the year, taking into account his or her individual elected amount of salary to be received in equity, which error was discovered recently, each of the named executive officers received more cash compensation than they should have received for the period from July 11, 2025 through January 31, 2026, in the following amounts: Mr. Jenkins ($7,647); Ms. An ($73,857); Mr. Phillips ($7,715); and Mr. Shannon ($6,259). The Company is evaluating options to resolve this issue.

Setting Executive Compensation. Base salaries and other compensation for the Chief Executive Officer and other executive officers are set by the Compensation Committee and reflect a number of elements including recommendations by our Chief Executive Officer as to the other executive officers based on evaluation of their performance and the other factors described above. The Compensation Committee also considers the recommendations and analysis of Willis Towers Watson, its independent compensation consultant, on matters of executive officer and director compensation. The Compensation Committee works closely with the Chief Executive Officer in establishing compensation levels for the other executive officers. Our Chief Executive Officer and the individual executives engage in discussions regarding the executive’s salary, and the Chief Executive Officer reports on such discussions and makes his own recommendations to the Compensation Committee. The Compensation Committee will separately discuss with the Chief Executive Officer any proposed adjustment to his or her own compensation. The Compensation Committee sets the compensation level for the Chief Executive Officer and the other executive officers and reports to the Board on all changes in executive compensation. The Compensation Committee decided to move away from employment agreements beginning in fiscal year 2025, and effective as of February 1, 2025, the Company no longer has any employment agreements with its executive officers.

The Chief Executive Officer is not present during voting or deliberation on his performance or compensation.

Retirement Benefits. The Company does not provide any retirement benefits to its executive officers, other than matching a portion of employee contributions to the Company’s 401(k) plan.

Employment Agreements. As discussed above under “Setting Executive Compensation,” the Compensation Committee decided to move away from employment agreements with our executive officers beginning in fiscal year 2025, and effective as of February 1, 2025, the Company no longer has any employment agreements with its executive officers.

Taxation and Accounting Matters. The Compensation Committee has considered the accounting and tax impact of various elements of compensation provided to our executive officers to balance the potential cost to us with the benefit and value of the compensation to the executive officers, but those considerations have generally not been a material factor in determining amounts of compensation for our executive officers.

Stock Ownership and Clawback Requirements. The Compensation Committee has established Equity Retention Requirements and restrictions on equity awards for directors and executives. These retention requirements and restrictions are consistent with practices within the Company’s peer group and are designed to increase alignment of executive and stockholder interests. The retention requirements establish minimum equity positions, as a multiple of annual salary, that must be maintained by directors and executives prior to disposing of any shares acquired under the incentive plan. These requirements are outlined below:

Title	Minimum Ownership Requirement
CEO	4 times base salary
Other Officers	2 times base salary
Directors	2 times cash retainer

In addition to the minimum ownership requirements, the Compensation Committee has put in place additional restrictions on director and executive equity grants. These restrictions are summarized below:

•
Limited Disposition of Shares Awarded Under the Plan
o
Disposition of shares is not allowed until minimum ownership levels are attained.
o
Dispositions after attainment of ownership minimums are limited to 50% of issued awards.
•
Anti-Hedging and Anti Pledging Policy
o
Shares obtained or available under the equity award plan may not be hedged or pledged for any purpose.
•
Clawback Provisions
o
The 2017 Equity Incentive Plan provides that grants made thereunder will be subject to the Company’s clawback policies as in effect from time to time. In accordance with the Clawback Policy adopted in November 2023, Lakeland will recoup vested or unvested incentive-based cash bonuses and equity awards issued or paid to the Company’s executive officers in the event Lakeland is required to prepare an accounting restatement due to material noncompliance with any financial reporting requirement under the securities laws.

Equity Grant Practices. Although we do not have a formal policy with respect to the timing of our equity award grants, the Compensation Committee generally approves an annual grant of equity awards consisting of time- and performance-based restricted stock units to our executive officers, including each of the NEOs, during the regular meeting of the Compensation Committee in April. Annual grants of equity awards consisting of time-based restricted stock units to independent members of the Board are generally approved in mid-June following the Annual Meeting. In special circumstances, such as the hiring or promotion of an individual or where the Compensation Committee determines it is in the best interest of the Company, the Compensation Committee may approve grants of out-of-cycle equity awards, potentially including stock options or similar awards. The Compensation Committee does not take material nonpublic information (“MNPI”) into account when determining the timing or terms of any option award, and the Company does not time the disclosure of MNPI for the purpose of affecting the value of executive compensation and may change its equity grant practices in the future. No stock options were issued to named executive officers in fiscal year 2026 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

SUMMARY COMPENSATION TABLE

The table below sets forth all salary, bonus and other compensation paid (or payable in respect of bonuses) to our principal executive officer, each of the two highest paid executive officers other than the principal executive officer, and one other of our most highly compensated executive officers for whom disclosure would have been provided but for the fact that such individual was not serving as an executive officer of the Company at January 31, 2026 (our “named executive officers”) for the fiscal years ended January 31, 2026 and 2025. As used in this Proxy Statement, FY refers to a fiscal year ended January 31. For example, FY25 refers to the fiscal year ended January 31, 2025.

Name and Principal Position	Fiscal Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Option Awards(4) ($)		Non-Equity Incentive Plan Compensation(5) ($)		All Other Compensation(6) ($)	Total ($)
James M. Jenkins,	2026	$526,085	—	$1,500,940	—		—		$18,283	$2,045,308
Chief Executive Officer and President	2025	$341,643	$125,000	$985,746	$237,200	(7)	$277,548	(8)	$87,901	$2,055,038
Hui (Helena) An,	2026	$443,857	—	$750,446	—		—		$5,119	$1,199,422
Chief Operating Officer	2025	$333,000	$25,000	$398,645	—		$121,958		$4,375	$882,978
Barry Phillips,	2026	$307,715	—	$589,677	—		—		$14,625	$912,017
Chief Revenue Officer - Fire
Roger Shannon,	2026	$372,926	—	$989,164	—		$47,492	(10)	$131,779	$1,541,361
Former Chief Financial Officer and Secretary(9)	2025	$358,154	$125,000	$640,746	—		$145,621		$11,844	$1,281,365

(1)
The amounts in this column for fiscal year 2026 include amounts of salary that each named executive officer voluntarily elected to receive in the form of restricted stock in lieu of cash salary, with the applicable restricted stock award being granted to each named executive officer on July 11, 2025. The amounts subject to such election for each named executive officer were as follows: Mr. Jenkins ($15,000); Ms. An ($164,365); Mr. Phillips ($17,308); and Mr. Shannon ($10,000). See the section titled “Equity Awards” as referred to in the narrative below for a discussion of the terms of the equity awards granted to our named executive officers in connection with the election to receive equity in lieu of a portion of his or her base salary. In addition, Mr. Jenkins voluntarily elected to take a 5% reduction in his base salary for the last three months of fiscal year 2026.

As a result of an error in the calculation of the salary amounts each named executive officer should have received for the remainder of the year, taking into account his or her individual elected amount of salary to be received in equity, which error was discovered recently, each of the named executive officers received more cash compensation than they should have received for the period from July 11, 2025 through January 31, 2026, in the following amounts: Mr. Jenkins ($7,647); Ms. An ($73,857); Mr. Phillips ($7,715); and Mr. Shannon ($6,259). The Company is evaluating options to resolve this issue.

(2)
Represents discretionary bonuses paid to the named executive officers in fiscal year 2025 in recognition of the successful closing of the Company’s equity offering completed in January 2025, which required a level of effort significantly over and above the ongoing responsibilities of the executive officers.

(3)
The amounts in this column represent the aggregate grant date fair value of the RSU awards to the applicable named executive officer. During fiscal year 2025, all of our then named executive officers (Mr. Jenkins, Ms. An, and Mr. Shannon) received an award of performance-based RSUs. In addition, in fiscal year 2025, Mr. Jenkins received a one-off RSU award having a grant date fair value of $460,750; Mr. Shannon received three one-off RSU awards having grant date fair values of $29,167, $230,625, and $92,950, respectively; and Ms. An received three one-off RSU awards having grant date fair values of $29,167, $92,250, and $92,950.

In fiscal year 2026, each of our named executive officers received performance-based RSUs as described on page 25. Additionally, each of our named executive officers voluntarily elected to receive certain portions of their base salaries and annual short-term incentive opportunities in the form of equity awards. In respect of such elections, each named executive officer received additional equity awards having a value of 30% of the amount of salary or short-term incentive opportunity foregone. Specifically, each named executive officer received (i) a grant of time-based RSUs having a grant date fair value equal to 30% of the amount of salary such named executive officer elected to receive as equity and (ii) a grant of performance-based restricted stock units having a grant date fair value equal to 30% of the amount of short-term incentive opportunity such named executive officer elected to receive as equity. See the section titled “Equity Awards” as referred to in the narrative below for a discussion of the terms of the equity awards granted to our named executive officers in connection with the election to receive equity in lieu of a portion of his or her annual short-term incentive bonus. These equity awards were granted on July 11, 2025 in the following amounts:

Named Executive Officer	Time-Based RSUs	Performance-Based RSUs*
James M. Jenkins	$4,500	$157,500
Hui (Helena) An	$49,310	$49,950
Barry Phillips	$5,192	$12,150
Roger Shannon	$3,000**	$15,000**

* Because the Compensation Committee exercised negative discretion and determined that no annual incentive cash bonus was payable for fiscal year 2026, none of the PSUs were earned.

** Mr. Shannon forfeited each of these awards upon his termination of employment, effective December 31, 2025.

Also in fiscal year 2026, Mr. Phillips received a one-off time-based RSU award having a grant date fair value of $71,050.

Generally, the grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions. Assumptions used in the calculation of this amount are set forth in Note 9 to the Consolidated Financial Statements included in our Annual Report on Form 10-K for the fiscal year ended January 31, 2026, as filed with the SEC. With respect to the performance-based portions of the amounts reported in this column, we have assumed performance at the target level. If maximum performance is achieved, the total amounts would be, for fiscal year 2025: Mr. Jenkins ($1,116,995), Mr. Shannon ($712,747), and Ms. An ($444,715); and for fiscal year 2026: Mr. Jenkins ($1,873,725), Ms. An ($910,285), Mr. Phillips ($688,584), and Mr. Shannon ($1,166,385).

(4)
The values of option awards listed in this column are the grant date fair values computed in accordance with ASC 718 as of the grant date. Generally, the grant date fair value is the amount that we would expense in our financial statements over the vesting period of the award based on the probable outcome of the award conditions.

(5)
There is no amount shown for Messrs. Jenkins and Phillips and Ms. An for fiscal year 2026, as the Compensation Committee exercised negative discretion and decided no annual incentive bonuses would be paid to our named executive officers for fiscal year 2026, despite earning threshold performance for the revenue performance measure under the fiscal 2026 annual short-term incentive compensation plan.

(6)
For fiscal 2025 and 2026, includes Company contributions to 401(k) Plan. With respect to Mr. Jenkins only, All Other Compensation for fiscal year 2025 also includes $82,877 for compensation relating to service as Executive Chairman of the Board of Directors prior to being named our permanent President and Chief Executive Officer effective June 1, 2024. For Mr. Shannon only, All Other Compensation for fiscal year 2026 includes the following amounts paid to Mr. Shannon pursuant to the terms of his General Release and Separation Agreement following termination of his employment: $30,000 for cash severance, $48,579 for the vesting of previously granted equity awards, $3,042 for COBRA premiums paid, and $33,225 for accrued and unused vacation time and paid time-off.

(7)
Assumptions used in the calculation of this amount were: expected volatility of 57%, expected dividend yield of 0.00%, an assumed risk-free interest rate of 3.398% and expected term 10 years.

(8)
Mr. Jenkins elected to take $200,000 of this amount in the form of a time-based RSU award, which was granted to Mr. Jenkins in April 2025 and vested in April 2026.

(9)
Mr. Shannon ceased serving as our Chief Financial Officer effective December 31, 2025.

(10)
Represents the prorated amount of short-term incentive annual cash bonus to which Mr. Shannon was entitled pursuant to the terms of his General Release and Separation Agreement.

narrative to summary compensation table

A summary of the compensation terms payable to our named executive officers is set forth below. See also “Executive Compensation Overview” above for further information regarding the compensation payable to our named executive officers.

None of our named executive officers serve pursuant to any written employment agreement. They are all eligible to participate in the Company’s 2017 Equity Incentive Plan, the Amended and Restated Lakeland Industries, Inc. Severance and Change in Control Plan (the “Severance and CIC Plan”), and any other equity or compensation plans of the Company as may become effective, in the discretion of the Compensation Committee. The payments to our named executive officers in connection with termination are discussed below under “Potential Payments Upon Termination.”

OUTSTANDING EQUITY AWARDS AT FISCAL 2026 YEAR-END

The following table sets forth information with respect to outstanding equity-based awards at January 31, 2026 for our named executive officers.

	Option Awards							Stock Awards
Name	Number of Securities Underlying Un-exercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date		Number of Shares or Units of Stock that have not Vested (#)		Market Value of Shares or Units of Stock that have not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)(2)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(1) (2)
James M. Jenkins,	—	20,000	(3)	—	$18.43	06/01/2034		16,752	(4)	$157,804	—		—
Chief Executive Officer and President								12,837	(5)	$120,925
								670	(6)	$6,311	11,006	(10)	$103,676
								314	(7)	$2,958	14,243	(11)	$134,169
								4,747	(8)	$44,717	51,167	(12)	$481,993
								25,000	(9)	$235,500
Hui (Helena) An,	—	—		—	—	—		10,000	(13)	$94,200
Chief Operating								6,493	(4)	$61,164
Officer								8,114	(6)	$76,434
								3,446	(7)	$32,461
								2,002	(14)	$18,859
								1,664	(8)	$15,675	3,448	(16)	$32,480
								1,581	(15)	$14,893	3,491	(10)	$32,885
								5,000	(15)	$47,100	4,994	(11)	$47,043
											26,117	(12)	$246,022
Barry G. Phillips,	—	—		—	—	—		4,308	(4)	$40,581
Chief Revenue								773	(6)	$7,282	849	(10)	$7,998
Officer – Fire								336	(7)	$3,419	20,620	(12)	$194,240
								7,500	(17)	$70,650
								3,500	(18)	$32,970
Roger D. Shannon,	16,000	8,000	(19)	—	$14.44	03/31/2026	(20)	3,404	(21)	$32,066	7,759	(22)	$73,090
Former Chief Financial								493	(6)	$4,644
Officer and Secretary

(1)
Market value is based on the closing price of our common stock on January 31, 2026 of $9.42.
(2)
The level of award (minimum, target or maximum) and final vesting is based on the Company’s levels of performance achieved, as well as retention of employment. The footnotes below indicate the assumed level of performance for a particular award. The actual total number of shares that vest may differ from the assumed level of performance.
(3)
These options become exercisable in full on June 1, 2027.
(4)
These time-based RSUs were granted on April 15, 2025 and vest in equal portions on the first anniversary of the date of grant, January 31, 2027 and January 31, 2028.
(5)
These time-based RSUs vested in full on April 17, 2026, the first anniversary of the date of grant.
(6)
These shares of restricted stock vest in full on July 11, 2026, the first anniversary of the date of grant
(7)
These time-based RSUs vest in full on July 11, 2026, the first anniversary of the date of grant.
(8)
These time-based RSUs vest in full on January 31, 2027.
(9)
These time-based RSUs vest in full on June 1, 2027, the third anniversary of the date of grant.
(10)
This award represents a 30% premium on the amount of short-term incentive annual cash bonus for fiscal 2026 the respective named executive officer elected to receive in the form of equity. In April 2026, the Compensation Committee determined not to pay any short-term incentive annual cash bonuses, except for Mr. Shannon pursuant to his General Release and Separation Agreement, as discussed above under “EXECUTIVE COMPENSATION OVERVIEW—Annual Cash Incentive Bonus.” Accordingly, none of these PSUs were earned by the named executive officers.
(11)
The award is subject to a three-year performance period that began February 1, 2024 and ends January 31, 2027, and the amount assumes a target level of performance.
(12)
The award is subject to a performance period that began on February 1, 2025 and ends no later than January 31, 2031. The amount assumes a threshold level of performance is achieved by January 31, 2029.
(13)
These time-based RSUs vested in full on April 6, 2026, the third anniversary of the date of grant.
(14)
These time-based RSUs vest in full on December 4, 2026, the third anniversary of the date of grant.
(15)
These time-based RSUs vest in full on April 4, 2027, the third anniversary of the date of grant.
(16)
The award is subject to a three-year performance period that began on February 1, 2023 and ended January 31, 2026. The amount earned, as determined by the Compensation Committee in April 2026 based on actual performance, was 1,602 shares.
(17)
These time-based RSUs vest in full on June 17, 2027, the third anniversary of the date of grant.
(18)
These time-based RSUs vest in full on March 28, 2028, the third anniversary of the date of grant.
(19)
These options vested in full on February 1, 2026.

(20)
Pursuant to the Company’s 2017 Equity Incentive Plan, these options expired 90 days after the termination of Mr. Shannon’s employment.
(21)
These time-based RSUs vested in full on April 15, 2026.
(22)
The award is subject to a three-year performance period that began on February 1, 2023 and ended January 31, 2026. The amount earned, as determined by the Compensation Committee in April 2026 based on actual performance, was 3,604 shares.

POTENTIAL PAYMENTS UPON TERMINATION

On October 31, 2024, the Compensation Committee adopted the Severance and CIC Plan, which provides severance benefits to the Company’s executive officers in the event of certain terminations of employment. A copy of the Severance and CIC Plan has been filed as Exhibit 10.1 to the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended October 31, 2024. Pursuant to the Severance and CIC Plan, in the event that a participant is terminated by the Company other than for Cause or any such participant resigns for Good Reason (in each case, not in a Change in Control Period) (as such capitalized terms are defined in the Severance and CIC Plan), such participant shall receive: (a) the participant’s base salary through the termination date, (b) a pro-rated portion of the participant’s short-term incentive annual cash bonus for the fiscal year in which the termination occurs, based on actual performance for the year in which the termination occurs, and (c) an amount equal to one month of the participant’s then current base salary for every one year of employment with the Company up to the date of termination, with a minimum of four months of base salary and a maximum of 12 months of base salary regardless of the number of years of employment with the Company.

In the event that any participant’s employment is terminated other than for Cause or any such participant resigns for Good Reason within 90 days prior to or 18 months after a Change in Control, such participant shall receive: (a) the participant’s base salary through the termination date, (b) a pro-rated portion of the participant’s target short-term incentive annual cash bonus for the fiscal year in which the termination occurs, (c) an amount equal to the applicable severance multiplier multiplied by the sum of the participant’s annual base salary and target short-term incentive annual cash bonus, and (d) reimbursement of the participant’s monthly premium cost under COBRA health and dental continuation less the applicable active employee premium rate for up to 18 months following the termination date or such earlier date that the participant is no longer eligible to receive COBRA continuation coverage or the participant becomes eligible to receive other group health benefits. The severance multiplier applicable to a termination not for Cause in the Change in Control Period or a resignation for Good Reason in the Change in Control Period shall be (a) in the case of the Chief Executive Officer, 2x, and (b) in the case of an executive officer who is not the Chief Executive Officer, 1.5x. The Severance and CIC Plan also contains customary non-solicitation and non-disparagement covenants applicable to the covered executives.

All of our named executive officers participate in the Severance and CIC Plan and would therefore be entitled to the applicable payments described above upon the occurrence of a termination event.

Roger D. Shannon’s Termination

On December 31, 2025, Mr. Shannon’s employment with the Company was terminated. In connection with Mr. Shannon’s departure from the Company, he entered into a General Release and Separation Agreement (the “Separation Agreement”), pursuant to which he was entitled to receive: (i) four months of Mr. Shannon’s base salary in effect as of December 31, 2025 (the “Employment Termination Date”), payable in substantially equal bi-weekly installments following the effective date of the Separation Agreement, (ii) a pro-rated short-term incentive annual cash bonus for FY26, if any, as determined by the Compensation Committee of the Company’s Board of Directors following the end of FY26 based on the Company’s achievement of pre-established performance measures, to be paid to Mr. Shannon within 90 days following the end of FY26, (iii) the continued vesting of certain of Mr. Shannon’s outstanding unvested equity awards that are scheduled to vest prior to April 30, 2026, and (iv) COBRA continuation payments for a period of up to six months following the Employment Termination Date (collectively, the “Severance Payments”). Payment of the Severance Payments is contingent on Mr. Shannon’s compliance with and fulfillment of all of his surviving covenants and obligations set forth in the Severance and CIC Plan, and any previously paid Severance Payments are subject to forfeiture and clawback if Mr. Shannon breaches any of the provisions of the Separation
Agreement, including the covenants and obligations set forth in the Severance and CIC Plan.

PAY VERSUS PERFORMANCE

In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we are providing the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO named executive officers (“NEOs”) and Company performance for the fiscal years listed below. The Compensation Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years shown.

Year	Summary Compensation Table Total for PEO (1)	Compensation Actually Paid to PEO (1)(2)(3)	Average Summary Compensation Table Total for Non-PEO NEOs (1)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(4)	Value of Initial Fixed $100 Investment Based on TSR (5)	Net Income (Loss)
2026	$2,045,308	$431,302	$1,217,600	$149,336	$66	$(25,311,000)
2025	$2,055,038	$2,477,344	$1,082,172	$1,312,640	$163	$(18,075,000)
2024	$956,513	$981,389	$892,802	$968,191	$125	$5,425,000

(1)
The PEO for fiscal years 2026 and 2025 was James M. Jenkins. The PEO for fiscal year 2024 was Charles D. Roberson. The non-PEO NEOs for fiscal year 2026 were Helena An (our Chief Operating Officer), Barry Phillips (our Chief Revenue Officer - Fire), and Roger D. Shannon (our former Chief Financial Officer). The non-PEO NEOs for fiscal years 2025 and 2024 were Roger D. Shannon and Helena An.
(2)
The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received by the Company’s NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnotes 3 and 4 below. Equity values are calculated in accordance with FASB ASC Topic 718.
(3)
To calculate the amounts of Compensation Actually Paid to the PEO in fiscal year 2026, the following adjustments were made to the PEO’s Summary Compensation Table Total for the year:
i.
We deducted $1,500,940 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the PEO in fiscal year 2026;
ii.
we added $866,941, reflecting the fair value of such equity-based awards as of the end of fiscal year 2026;
iii.
we subtracted $895,018, reflecting the change in the fair value during fiscal year 2026 of equity-based awards granted to the PEO before fiscal year 2026 that were outstanding and unvested as of the end of fiscal year 2026; and
iv.
we subtracted $84,989, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2026 of equity-based awards granted to the PEO before fiscal year 2026 that vested during fiscal year 2026.

(4)
To calculate the amounts of Compensation Actually Paid, on average, to our non-PEO NEOs in fiscal year 2026, the following adjustments were made to the Average Summary Compensation Table Total for Non-PEO NEOs for the year:
i.
We deducted $776,429 reported in the Summary Compensation Table, reflecting the grant date fair value of equity-based awards granted to the non-PEO NEOs in fiscal year 2026;
ii.
we added $253,932, reflecting the fair value of such equity-based awards as of the end of fiscal year 2026;
iii.
we subtracted $260,262, reflecting the change in the fair value during fiscal year 2026 of equity-based awards granted to the non-PEO NEOs before fiscal year 2026 that were outstanding and unvested as of the end of fiscal year 2026;
iv.
we subtracted $80,744, reflecting, as of the applicable vesting date, the change in the fair value during fiscal year 2026 of equity-based awards granted to the PEO before fiscal year 2026 that vested during fiscal year 2026; and
v.
we subtracted $204,760, reflecting the fair value as of the end of fiscal year 2025 of then-unvested equity awards that were forfeited during fiscal year 2026.

(5)
The values disclosed in this TSR column represent the measurement period value of an investment of $100 in our common stock as of January 31, 2023, and then valued again on each of January 31, 2024, January 31, 2025 and January 31, 2026. Historical stock performance is not necessarily indicative of future stock performance.

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the three most recently completed fiscal years.

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation (000s)
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
Value of $100 Investment
$957
$981
$2,055
$2,477
$2,045
$431
$893
$968
$1,082
$1,313
$1,218
$149
$125
$163
$66
PEO 2024
PEO 2025
PEO 2026
NEO 2024
NEO 2025
NEO 2026
TSR 2024 2025 2026
SCT
CAP
TSR 2024
TSR 2025
TSR 2026

Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income (Loss)

The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income (Loss) during the three most recently completed fiscal years.

$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Compensation (000s)
$10,000
$5,000
$0
-$5,000
-$10,000
-$15,000
-$20,000
-$25,000
-$30,000
Net Income (Loss) (000s)
$957
$981
$2,055
$2,477
$2,045
$431
$893
$968
$1,082
$1,313
$1,218
$149
$5,425
($18,075)
($25,311)
PEO 2024
PEO 2025
PEO 2026
NEO 2024
NEO 2025
NEO 2026
Net Income 2024 2025 2026
SCT
CAP
Net Income 2024
Net Income 2025
Net Income 2026

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables set forth certain information regarding the beneficial ownership of the Company’s outstanding common stock as of April 20, 2026, the record date, including shares as to which a right to acquire ownership within 60 days of April 20, 2026 exists within the meaning of Rule 13d-3(d)(1) under the Exchange Act, by: (i) each of the named executive officers of the Company; (ii) each director and nominee for director of the Company; (iii) all current directors and executive officers of the Company as a group and (iv) each person who is known by the Company to beneficially own more than 5% of the common stock.

Except as otherwise noted, the persons named in the table have sole voting and investment power with respect to their shares of common stock shown as beneficially owned by them and the address for each beneficial owner, unless otherwise noted, is c/o Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

Named Executive Officers and Directors	Amount and Nature of Beneficial Ownership (1)		Percent of Class
James M. Jenkins	45,113	(2)	*
Helena An	52,721		*
Barry Phillips	4,787		*
Roger D. Shannon	10,324		*
Thomas McAteer	72,500	(3)	*
Jeffrey Schlarbaum	26,779	(4)	*
Nikki L. Hamblin	25,328	(5)	*
Martin G. Glavin	22,147	(6)	*
Ronald Herring	12,365	(7)	*
Melissa Kidd	10,479	(8)	*
Lee D. Rudow	2,300		*
All current executive officers and directors as a group (14 persons)	330,229	(9)	3.35%

* Less than 1%

(1)
Based on 9,857,703 shares of common stock outstanding on April 20, 2026, plus shares that can be acquired through the exercise of options or warrants within 60 days thereafter by the specified individual or group. The table does not include performance-based restricted stock grants under the Company’s 2017 Equity Incentive Plan (performance vesting at end of three years) or unvested stock options (unless such unvested options are scheduled to vest within 60 days), as the recipients do not have the right to vote or other elements of beneficial ownership until vesting. Fractional shares have been rounded to the nearest whole share for purposes of this proxy statement.
(2)
Includes 2,255 shares owned by Mr. Jenkins’s spouse, with respect to which Mr. Jenkins disclaims beneficial ownership.
(3)
Includes (i) 4,889 RSUs, (ii) 3,000 RSUs, and (iii) 1,956 RSUs issued pursuant to the 2017 Equity Incentive Plan each of which are scheduled to vest on June 12, 2026.
(4)
Includes (i) 4,889 RSUs and (ii) 3,000 RSUs issued pursuant to the 2017 Equity Incentive Plan each of which are scheduled to vest on June 12, 2026.
(5)
Includes 4,889 RSUs issued pursuant to the 2017 Equity Incentive Plan that are scheduled to vest on June 12, 2026.
(6)
Includes (i) 3,500 RSUs issued pursuant to the 2017 Equity Incentive Plan that are scheduled to vest on May 7, 2026, (ii) 4,889 RSUs issued pursuant to the 2017 Equity Incentive Plan that are scheduled to vest on June 12, 2026, and (iii) 3,000 RSUs issued pursuant to the 2017 Equity Incentive Plan that are scheduled to vest on June 12, 2026.
(7)
Includes 4,889 RSUs issued pursuant to the 2017 Equity Incentive Plan each of which are scheduled to vest on June 12, 2026.
(8)
Includes 4,889 RSUs issued pursuant to the 2017 Equity Incentive Plan that are scheduled to vest on June 12, 2026.
(9)
Includes an aggregate of 96,091 restricted shares.

Name and Address of Certain Beneficial Owners	Amount and Nature of Beneficial Ownership		Percent of Class
Private Capital Management, LLC 8889 Pelican Bay Boulevard, Suite 500 Naples, FL 34108	1,261,080	(1)	12.79%
Royce & Associates, LP One Madison Avenue New York, NY 10010	1,178,670	(2)	11.96%
Brian David Lempel 1436 Oxford St Berkeley, CA 94709	974,261	(3)	9.88%
Global Value Investment Corporation 1433 N. Water Street, Suite 400 Milwaukee, WI, 53202	821,942	(4)	8.34%
Pacific Ridge Capital Partners, LLC 4900 Meadows Rd., Ste 320 Lake Oswego, OR 97035	772,015	(5)	7.83%
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	571,688	(6)	5.80%

(1)
Based on the Schedule 13G/A filed with the Securities and Exchange Commission on February 5, 2024, Private Capital Management, LLC reported, as of December 31, 2023, beneficial ownership of 1,261,080 shares, including sole voting power over 502,907 shares, sole dispositive power over 502,907 shares, shared voting power over 758,173 shares and shared dispositive power over 758,173 shares. Private Capital Management, LLC disclaims beneficial ownership of shares over which it has dispositive or voting power.
(2)
Based on the Schedule 13G filed with the Securities and Exchange Commission on October 14, 2025, Royce & Associates, LP reported, as of September 30, 2025, beneficial ownership of 1,178,670 shares. Royce & Associates, LP has sole voting and dispositive power over all 1,178,670 shares. Royce & Associates, LP disclaims beneficial ownership of shares over which it has dispositive or voting power.
(3)
Based on the Schedule 13G/A filed with the Securities and Exchange Commission on December 11, 2025, Brian David Lempel reported, as of October 2, 2025, beneficial ownership of 974,261 shares, including sole voting and dispositive power over all 974,261 shares.
(4)
Based on the Schedule 13D filed with the Securities and Exchange Commission on December 22, 2025, Global Value Investment Corporation (“GVIC”), Jeffrey R. Geygan, James P. Geygan, Stacy A. Wilke, Kathleen M. Geygan, and Shawn G. Rice (each, a “Reporting Person” and, collectively, the “Reporting Persons”) reported, as of December 17, 2025, beneficial ownership of 821,942 shares. Each Reporting Person has shared voting and dispositive power over all 821,942 shares. GVIC serves as investment adviser to managed accounts (collectively, the “Accounts”) and may be deemed to have beneficial ownership over the common stock held for the Accounts. GVIC owns 2,485 shares of common stock in its corporate capacity. Mr. Jeffrey Geygan, Mr. James Geygan, Ms. Wilke, Ms. Geygan, and Mr. Rice each own shares of common stock in their individual capacities. These shares may be deemed to be indirectly beneficially owned by GVIC. Mr. Jeffrey Geygan owns 22,260 shares in his individual capacity. Mr. James Geygan owns 4,095 shares in his individual capacity. Ms. Wilke owns 3,150 shares in her individual capacity. Ms. Geygan owns 1,660 shares in her individual capacity. Mr. Rice owns 4,005 shares in his individual capacity. Mr. Jeffrey Geygan, Mr. James Geygan, Ms. Geygan, and Mr. Rice are the directors of GVIC. Mr. James Geygan and Ms. Wilke are the executive officers of GVIC. As a result of his ownership interest in GVIC, Mr. Jeffrey Geygan is the controlling person of GVIC. As each of the Reporting Persons, directly or indirectly, share the power to vote, or direct the voting of, the common stock held for the Accounts, and the power to dispose, or to direct the disposition of, the common stock held for the Accounts, each may be deemed to have beneficial ownership over the common stock held for the Accounts. Mr. Jeffrey Geygan, Mr. James Geygan, Ms. Wilke, Ms. Geygan, and Mr. Rice disclaim beneficial ownership of such shares for all other purposes.
(5)
Based on the Schedule 13G filed with the Securities and Exchange Commission on February 6, 2026, Pacific Ridge Capital Partners, LLC reported, as of December 31, 2025, beneficial ownership of 772,015 shares. Pacific Ridge Capital Partners, LLC has sole voting power over 481,357 shares and sole dispositive power over all 772,015 shares.
(6)
Based on the Schedule 13G filed with the Securities and Exchange Commission on July 17, 2025, BlackRock, Inc. reported, as of June 30, 2025, that through certain business units of BlackRock, Inc. and its subsidiaries and affiliates, it had sole voting power with respect to 558,139 shares of common stock and sole dispositive power with respect to 571,688 shares of common stock.

PROPOSAL NO. 4

APPROVAL OF 2026 EQUITY INCENTIVE PLAN

Our Board has declared it advisable, has adopted and is submitting for stockholder approval the Lakeland Industries, Inc. 2026 Equity Incentive Plan (the “2026 Plan”). The Company is adopting the 2026 Plan in connection with the pending expiration of the Company’s 2017 Equity Incentive Plan (as amended to date, the “2017 Plan”).

Under the terms of the 2026 Plan, it will become effective on the date the 2026 Plan is approved by our stockholders, on which date it will replace the 2017 Plan. No new awards will be granted under the 2017 Plan after such date, but outstanding awards granted under the 2017 Plan will continue unaffected.

The purpose of the 2026 Plan is to attract and retain key personnel and to provide a means for directors, consultants, and employees to acquire and maintain an interest in our Company and share in our growth and value. The 2026 Plan permits the grant of (i) incentive stock options (“ISOs”); (ii) nonqualified stock options (“NQSOs” and, together with ISOs, “Options”); (iii) restricted stock awards; (iv) restricted stock units (“RSUs”); (v) awards based upon achievement of specified performance conditions (“Performance Awards”); and (vi) stock appreciation rights (“SARs”), which we refer to collectively as Awards, as more fully described below.

The principal features of the Plan are summarized below, but the summary is qualified in its entirety by reference to the Lakeland Industries, Inc. 2026 Equity Incentive Plan, which is attached as Appendix A to this Proxy Statement.

Why We Believe You Should Vote For This Proposal

We believe our success depends in part on our ability to attract, motivate, and retain high quality employees, directors and consultants and that the ability to provide equity-based and incentive-based awards under the 2026 Plan is critical to achieving this success. We would be at a severe competitive disadvantage if we could not use share-based awards to recruit and compensate our employees, directors and consultants. The use of the Company’s common stock as part of our compensation program is also important because equity-based awards help link compensation with long-term stockholder value creation and reward participants based on service and/or performance.

The 2017 Plan terminates by its terms on June 21, 2027, and no awards may be granted under the 2017 Plan after that date.

As of April 20, 2026, approximately 259,624 shares of common stock remained available for issuance under the 2017 Plan. If the 2026 Plan is not approved, Company can continue to issue the remaining shares available for issuance under the 2017 Plan until there are no more shares remaining available for issuance under the 2017 Plan or until the 2017 Plan terminates in June 2027, whichever occurs first, and the Company will not have the ability to issue equity-based compensation after that point. If that were to occur, we may be compelled to significantly increase the cash component of our employee and director compensation, which may not necessarily align employee and director compensation interests with the investment interests of our stockholders. In addition, replacing equity awards with cash would increase our cash compensation expenses and require the use of cash that could otherwise be better utilized elsewhere.

Awards Outstanding and Historical Grants

The following provides additional information on total equity awards outstanding as of the record date for the Annual Meeting and total grants made in the last three fiscal years under the 2017 Plan.

Overhang

As of April 20, 2026
Number of outstanding options	57,788
Weighted average exercise price of outstanding options	$17.86
Weighted average remaining term of outstanding options	7.64
Number of full-value awards outstanding (includes restricted stock, restricted stock units (RSUs) and performance stock unit awards (PSUs)) (1)	494,599
Total number of shares remaining available for grant under the 2017 Plan (2)	259,624
Total number of shares of common stock outstanding	9,857,703

(1)
The number of shares of outstanding PSUs assumes performance at the target performance level.
(2)
Represents the number of shares remaining available for grant under the 2017 Plan counting PSUs at target payout. The 2017 Plan is our only active equity compensation plan as of April 20, 2026, and all outstanding equity awards were issued under the 2017 Plan.

The total number of shares subject to outstanding awards under the 2017 Plan as described above as of April 20, 2026, plus the 700,000 shares proposed to be authorized for future awards under the 2026 Plan, represent a total potential overhang of approximately 11.3% of the Company’s fully-diluted common stock as of April 20, 2026. The Company calculates the fully diluted overhang as the quotient of (i) shares underlying outstanding equity awards (assuming performance at the target level for performance-based awards) plus shares available for issuance under future equity awards, divided by (ii) the total number of shares outstanding, shares underlying outstanding equity awards (to the extent not already included within the total number of shares outstanding) and shares available for issuance under future equity awards.

Burn Rate

	Fiscal 2026	Fiscal 2025	Fiscal 2024
Number of stock options granted	4,288(1)	32,500(2)	24,000(3)
Number of service-based stock units granted	141,368	146,256	130,390
Number of restricted stock awards granted	39,023	0	0
Number of shares issued pursuant to earned performance-based awards	4,683	0	71,202
Total share usage	189,362	178,756	225,592
Weighted average number of shares of common stock outstanding (basic)	9,626,477	7,426,401	7,352,356
Annual Burn Rate	1.92%	2.41%	3.07%

Three Year Average Burn Rate	2.43%

(1) The stock options, which have an exercise price of $23.07, are subject to time-based vesting and will vest in full on August 1, 2027, subject to continued employment on such date.

(2) The stock options include the following grants: (a) 6,000 stock options, which have an exercise price of $18.68, are subject to time-based vesting and vest in three equal installments on each of May 30, 2025, May 30, 2026, and May 30, 2027, subject to continued employment on each such vesting date; (b) 20,000 stock options, which have an exercise price of $18.43, are subject to time-based vesting and vest in three equal installments on each of June 1, 2025, June 1, 2026 and June 1, 2027, subject to continued employment on each such vesting date; and (c) 6,500 stock options, which have an exercise price of $24.92, are subject to time-based vesting and will vest in three equal installments on each of August 19, 2025, August 19, 2026, and August 19, 2027, subject to continued employment on each such vesting date.

(3) The stock options, which have an exercise price of $14.44, are subject to time-based vesting and vested in three equal installments on each of February 1, 2024, February 1, 2025 and February 1, 2026. These stock options expired unexercised on March 31, 2026.

In determining the number of shares to request for approval under the 2026 Plan, the Board of Directors considered several factors, including but not limited to our recent share usage. We believe our historical burn rates are reasonable for a company of our size in our industry.

Summary of the 2026 Equity Incentive Plan

Some of the key features of the 2026 Plan that reflect our commitment to effective management of incentive compensation are as follows:

No Evergreen Provision. The 2026 Plan does not include an “evergreen” or other provision that provides for automatic increases in the number of shares available for grant under the 2026 Plan.

No Repricing of Options and SARs. The 2026 Plan prohibits, without stockholder approval, the repricing of Options and SARs.

No In-the-Money Options or SARs. The 2026 Plan prohibits the grant of Options or SARs with an exercise price or base price less than the fair market value of our common stock as of the date of grant.

Recoupment. Awards made after the 2026 Plan is approved may be subject to rescission, cancellation or recoupment, in whole or in part, under our current Compensation Recoupment Policy or any future “clawback” or similar policy maintained by us that is applicable to any participant.

Limit on Non-Employee Director Compensation. In any fiscal year, non-employee directors may not be granted awards and be provided cash retainers for service as a non-employee director in an amount that exceeds the aggregate limit contained in the 2026 Plan.

Independent Administration. A committee initially comprised of the Compensation Committee or such other Board committee designated by the Board of at least two independent directors (the “Committee”) will be responsible for the general administration of the 2026 Plan with respect to Awards granted to employees. In general, the full Board administers the 2026 Plan with respect to Awards made to non-employee directors.

All Awards granted under the 2026 Plan are governed by separate written agreements, or award agreements, between us and the participants. No Awards may be granted after expiration of the 2026 Plan, although Awards granted before that time will remain valid in accordance with their terms.

The Committee may grant Awards upon such terms and conditions (not inconsistent with the provisions of the 2026 Plan) as it may consider appropriate. Any of our consultants, employees, and directors or those of our affiliates, are eligible to participate in the 2026 Plan if selected by the Committee (currently approximately 2,183 persons, excluding consultants). In its discretion, the Committee may delegate all or part of its authority and duties with respect to granting Awards to one or more individuals, provided applicable law so permits.

Subject to certain adjustments, the maximum number of shares of common stock that may be issued under the 2026 Plan in connection with Awards is 700,000, all of which shares may be granted as ISOs. Upon stockholder approval of the 2026 Plan, no further awards shall be granted pursuant to our 2012 Stock Incentive Plan, 2015 Stock Plan, or the 2017 Plan (collectively, the “Prior Plans”), except that any shares of common stock that are covered under the terms of an award issued pursuant to any of the Prior Plans which would otherwise become available for reuse under the terms of such Prior Plan, shall instead become available for issuance under the 2026 Plan. The aggregate grant date fair market value of Awards granted under the 2026 Plan, together with cash paid, to a non-employee director for services during any fiscal year shall not exceed $500,000; provided, however, this limit shall not apply to compensation (including Awards and cash compensation) paid to any non-employee director who also provides services to the Company outside of such non-employee director’s ordinary duties as a non-employee director (e.g., as a consultant to the Company) for such other services. In the event of any stock dividend, recapitalization, forward stock split or reverse stock split, reorganization, division, merger, consolidation, spin-off, combination, repurchase or share exchange, extraordinary or unusual cash distribution or other similar corporate transaction or event that affects our common stock, the Committee shall make appropriate adjustment in the number and kind of shares authorized by the 2026 Plan and covered under outstanding Awards as it determines appropriate and equitable. Shares of our common stock subject to Awards that expire unexercised or are otherwise cancelled or forfeited, or such Award is settled in cash in lieu of shares, shall again be available for Awards under the 2026 Plan. Except for expired, forfeited or cancelled Shares, the 2026 Plan is intended to restrict the “recycling” of shares of common stock back into the 2026 Plan; this means (i) shares used or withheld in settlement of a tax withholding obligation associated with an Award, (ii) shares tendered or held back upon the exercise of an Option in satisfaction of the exercise price payable upon exercise of an Option, or (iii) shares subject to a SAR that are not issued or delivered as a result of the net stock settlement of an outstanding SAR, will not become available for grant under the 2026 Plan.

Options. An Option entitles the holder to purchase from us a stated number of shares of common stock. An ISO may only be granted to an employee of ours or our subsidiaries (provided applicable law so permits). The Committee will specify the number of shares of common stock subject to each Option and the exercise price for such Option, provided that the exercise price may not be less than the fair market value of a share of common stock on the date the Option is granted. Notwithstanding the foregoing, if ISOs are granted to any participant who holds, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of the Company (“10% stockholder”), the exercise price shall not be less than 110% of the fair market value of common stock on the date the Option is granted. Generally, all or part of the exercise price may be paid either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, (i) by delivery to the Company of other shares of common stock duly endorsed for transfer to the Company, with a fair market value on the date of delivery equal to the Option exercise price (or portion thereof) due for the number of shares of common stock being acquired, or by means of attestation by the participant identifying for delivery specific shares of common stock that have an aggregate fair market value on the date of attestation equal to the Option exercise price (or portion thereof) and receiving a number of shares equal to the difference between the number of shares purchased and the number of identified attestation shares; (ii) through a “cashless” exercise program established with a broker; (iii) by a reduction in the number of shares otherwise deliverable upon exercise of such Option with a fair market value equal to the aggregate Option exercise price at the time of exercise; (iv) by any combination of the foregoing; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the award agreement, the exercise price of shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other shares acquired, directly or indirectly from the Company, shall be paid only by shares of common stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes).

The maximum term of an Option shall be determined by the Committee on the date of grant but shall not exceed 10 years (5 years in the case of ISOs granted to any 10% stockholder). In the case of ISOs, the aggregate fair market value (determined as of the date of grant) of common stock with respect to which such ISOs become exercisable for the first time during any calendar year cannot exceed $100,000. ISOs granted in excess of this limitation will be treated as NQSOs.

If a participant terminates continuous service with us (or our affiliates) due to death or disability, the participant’s unexercised Options may be exercised, to the extent they were exercisable on the termination date, for a period of twelve months from the termination date or until the expiration of the original Option term, if shorter. If the participant’s continuous service with us (or our affiliates) is terminated for cause (as defined in the 2026 Plan), all unexercised Options (whether vested or unvested) shall terminate and be forfeited on the termination date. If the participant’s continuous service terminates for any other reason, any vested but unexercised Options may be exercised by the participant, to the extent exercisable at the time of termination, for a period of 90 days from the termination date (or such time as specified by the Committee at the time of grant) or until the expiration of the original Option term, whichever period is shorter. Unless otherwise provided by the Committee, any Options that are not exercisable at the time of termination of continuous service shall terminate and be forfeited on the termination date. The market value of the Company’s common stock as of April 20, 2026 was $10.83.

Restricted Stock. A restricted stock award is a grant of shares of common stock, which may be subject to forfeiture restrictions during a restriction period. The Committee may condition the expiration of the restriction period, if any, upon: (i) the participant’s continued service over a period of time with us or our affiliates; (ii) the achievement by the participant, us or our affiliates of any other performance goals set by the Committee; or (iii) any combination of the above conditions as specified in the award agreement. If the specified conditions are not attained, the participant will forfeit the portion of the restricted stock award with respect to which those conditions are not attained, and the underlying common stock will be forfeited to us. At the end of the restriction period, if the conditions, if any, have been satisfied, the restrictions imposed will lapse with respect to the applicable number of shares. During the restriction period, at the discretion of the Committee, a participant will have the right to vote the shares underlying the restricted stock. However, all dividends will remain subject to restriction until the stock with respect to which the dividend was issued lapses.

RSUs. RSUs are granted in reference to a specified number of shares of common stock and entitle the holder to receive, on achievement of specific performance goals established by the Committee, after a period of continued service with us or our affiliates or any combination of the above as set forth in the applicable award agreement, one share of common stock for each unit or, at the sole discretion of the Committee, an amount in cash equal to the fair market value, at the time of distribution, of one share for each unit. All terms governing RSUs, such as vesting, time and form of payment and termination of units shall be set forth in the applicable award agreement.

Performance Awards. The Committee may grant Performance Awards denominated as a number of shares of common stock or a specified number of other Awards, which may be earned upon achievement or satisfaction of performance goals or objectives as may be specified by the Committee. The Committee may appropriately adjust the evaluation of performance to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) acquisitions or divestitures, (vi) extraordinary, unusual, non-recurring or infrequently occurring items as described in the Company’s financial statements or notes thereto appearing in the Company’s Annual Report on Form 10-K, and/or in management’s discussion and analysis of financial condition and results of operations appearing in such Annual Report, (vii) currency fluctuations, (viii) realized investment gains and losses, (ix) reserve-strengthening and other non-operating items, and (x) any other item, event or circumstance in the discretion of the Committee.

The participant shall not have any stockholder rights with respect to the shares of common stock subject to a Performance Award until the shares are actually issued thereunder.

Stock Appreciation Rights. A SAR entitles the participant to receive, upon exercise of the SAR, the increase in the fair market value of a specified number of shares of common stock from the date of the grant of the SAR and the date of exercise payable in cash, in shares of common stock valued at fair market value, or any combination thereof, as determined by the Committee. Any grant may specify a waiting period or periods before the SAR may become exercisable and permissible dates or periods on or during which the SAR shall be exercisable, and may specify the circumstances under which a SAR may vest, including based on achievement of performance goals and/or future employment or service requirements. A grant may also specify that a SAR may be exercised only in the event of a change in control or other similar transaction or event. The Committee may provide that a SAR is deemed to be exercised at the close of business on the date the SAR expires if such an exercise would result in payment to the SAR holder.

Transferability and other Award Restrictions. The Committee may impose restrictions on the grant, exercise or payment of an Award as it determines appropriate. Generally, Awards granted under the 2026 Plan shall be nontransferable except by will or by the laws of descent and distribution. For Awards (other than Options as set forth above), in the event of termination of continuous service for any reason other than cause of a participant who holds such Award (other than Options) as to which such Award has not been fully vested, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of our Company, including without limitation, waiving or modifying any limitation, requirement, performance condition or goal with respect to any such Award and accelerating the vesting, exercise or payment of an Award or the performance period of an Award; provided that, in the case of any Award subject to Section 409A of the Code, the Committee shall not take any action unless permissible under Section 409A of the Code. No participant shall have any rights as a stockholder with respect to shares covered by Options, RSUs, or SARs unless and until such Awards are settled in shares of common stock.

Compliance with Law. No Option shall be exercisable, no SAR shall be settled, no shares of common stock shall be issued, no certificates for shares of common stock shall be delivered and no payment shall be made under the 2026 Plan except in compliance with all applicable laws.

Amendment and Termination. The Board may amend, suspend or terminate the 2026 Plan and the Committee may amend any outstanding Award at any time; provided, however, that no such amendment or termination may adversely affect Awards then outstanding without the holder’s written consent and, provided further, however, that the Company obtain any stockholder approval necessary or desirable for any such amendment.

Change in Control. In the event of a change in control, the Committee may, on a participant-by-participant basis (i) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part; (ii) cancel any unvested Award or unvested portion thereof, with or without consideration; (iii) cancel any Award in exchange for a substitute award; (iv) redeem any restricted stock or RSU for cash and/or other substitute consideration with value equal to fair market value of an unrestricted share of common stock on the date of the change in control; (v) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of shares subject to that Option, multiplied by (B) the difference, if any, between the fair market value per share on the date of the change in control and the exercise price of that Option; provided, that if the fair market value per share on the date of the change in control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor; (vi) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or (vii) in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable award agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code. In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the change in control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the change in control. The Committee, in its sole discretion, has the authority to determine the application of the foregoing provisions.

Effective Date. If approved by our stockholders, the 2026 Plan will become effective immediately and will remain available for the grant of Awards until the 10 year anniversary of the effective date of the 2026 Plan.

U.S. Federal Income Tax Consequences

The following is a general summary of the material U.S. federal income tax consequences of the grant, exercise and vesting of Awards under the 2026 Plan and the disposition of shares acquired pursuant to the exercise of such Awards. This summary is intended to reflect the current provisions of the Code and the regulations thereunder, which are subject to change, possibly with retroactive effect. However, this summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.

PARTICANTS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS WITH RESPECT TO THE PARTICULAR FEDERAL INCOME TAX CONSEQUENCES TO THEM OF PARTICIPATING IN THE 2026 PLAN, AS WELL AS WITH RESPECT TO ANY APPLICABLE STATE OR LOCAL INCOME TAX OR OTHER TAX CONSIDERATIONS.

Options. There are a number of requirements that must be met for a particular Option to be treated as an ISO. One such requirement is that common stock acquired through the exercise of an ISO cannot be disposed of before the later of (i) two years from the date of grant of the Option, or (ii) one year from the date of its exercise. Holders of ISOs will generally incur no federal income tax liability at the time of grant or upon exercise of those Options. However, the spread at exercise will be taken into account in determining the participant’s alternative minimum taxable income, which may give rise to alternative minimum tax liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before the later of two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of the ISO. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an ISO disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by the Company for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code, including the limitation under Section 162(m) on the deductibility of compensation in excess of $1 million paid to certain covered employees (which currently include the Company’s chief executive officer, chief financial officer, and certain other executive officers and, beginning in taxable years after 2026, will include additional highly compensated employees) and the application of such limitation to compensation paid across the Company and other entities within its control group, to the extent applicable. Finally, if an otherwise ISO becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the date of grant value), the portion of the ISO in respect of those excess shares will be treated as a NQSO.

No income will be realized by a participant upon grant of a NQSO. Upon the exercise of a NQSO, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the Option exercise price paid at the time of exercise. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code (including as described above).

Restricted Stock. A participant will not be subject to tax upon the grant of an Award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an Award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. If the participant made an election under Section 83(b) of the Code, the participant will recognize ordinary compensation income at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any, and any subsequent appreciation in the value of the shares will be treated as a capital gain upon sale of the shares. Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Exchange Act. The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code (including as described above).

Restricted Stock Units. A participant will not be subject to tax upon the grant of a RSU Award. Rather, upon the delivery of shares or cash pursuant to a RSU Award, the participant will recognize ordinary compensation income equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the Award. Such income will be subject to income tax withholdings, and the participant will be required to pay to the Company the amount of any required withholding taxes in respect to such income. The Company will be able to deduct the amount of taxable compensation recognized by the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code (including as described above).

Performance Awards. A participant recognizes no taxable income and our Company is not entitled to a deduction when Performance Awards are awarded. When Performance Awards vest and become payable upon the achievement of the performance goals, the participant will recognize ordinary income equal to the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code (including as described above), our Company will be entitled to a corresponding deduction. A participant’s tax basis in shares of common stock received upon vesting will be equal to the fair market value of such shares when the participant receives them. Upon sale of the shares, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year at the time of sale. Such gain or loss will be equal to the difference between the amount realized upon the sale of the shares and the tax basis of the shares in the participant’s hands.

Stock Appreciation Rights. A participant recognizes no taxable income and our Company is not entitled to a deduction when a SAR is granted. Upon exercising a SAR, a participant will recognize ordinary income in an amount equal to the cash and/or the fair market value of the shares received minus any amount paid for the shares, and, subject to Section 162(m) of the Code (including as described above), our Company will be entitled to a corresponding deduction. A participant’s tax basis in the shares of common stock received upon exercise of a SAR will be equal to the fair market value of such shares on the exercise date, and the participant’s holding period for such shares will begin at that time. Upon sale of the shares of common stock received upon exercise of a SAR, the participant will recognize short-term or long-term capital gain or loss, depending upon whether the shares have been held for more than one year. The amount of such gain or loss will be equal to the difference between the amount realized in connection with the sale of the shares and the participant’s tax basis in such shares.

Section 409A. Awards under the 2026 Plan are intended to either comply with, or be exempt from, Section 409A of the Code, which governs nonqualified deferred compensation. If an Award subject to Section 409A fails to comply with its requirements, the participant may be required to recognize income earlier than intended and may be subject to an additional 20% tax, as well as penalty interest.

New Plan Benefits

Future grants under the 2026 Plan will be made at the discretion of the Committee and, accordingly, are not yet determinable. In addition, the value of the Awards granted under the 2026 Plan will depend on a number of factors, including the fair market value of the shares of common stock on future dates, the exercise decisions made by the participants and/or the extent to which any applicable performance goals necessary for vesting or payment are achieved. Consequently, it is not possible to determine the benefits that might be received by participants receiving discretionary grants under, or having their annual bonus paid pursuant to, the 2026 Plan.

Interests of Directors or Officers

The Company’s directors may grant Awards under the 2026 Plan to themselves as well as to the Company’s consultants, officers and other employees.

Vote Required for Approval

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter is required to approve the Incentive Plan Proposal. You may vote “for,” “against” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE

“FOR” THE INCENTIVE PLAN PROPOSAL

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Exchange Act requires the Company’s directors, officers and beneficial owners of more than 10% of the common stock (“Reporting Persons”) to file with the SEC initial reports of ownership of the Company’s equity securities and to file subsequent reports when there are changes in such ownership. Based solely upon our review of the copies of all Forms 3, 4 and 5 and amendments to these forms that have been filed with the SEC, we believe that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to our fiscal year ended January 31, 2026.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

It is the Company’s policy that any material transaction involving our directors, executive officers and any other person that is a “related person” within the meaning of SEC regulations is required to be reported to our Chief Executive Officer. In addition, pursuant to NASDAQ Rule 5630(a), all related party transactions are required to be reported to the Audit Committee, which, with the assistance of legal counsel and such other advisors as it deems appropriate, is responsible for reviewing, approving or ratifying any such related party transaction. The Audit Committee shall approve only those related party transactions that it believes are in, or not inconsistent with, the best interests of the Company. A written policy to this effect has been adopted by our Board.

In addition, the Audit Committee generally conducts an annual review of all such transactions. In addition, every quarter, a report maintained by the Company’s accounting staff is reviewed and approved by the Chief Executive Officer and Chief Financial Officer.

There were no related party transactions entered into during the fiscal years ended January 31, 2026 or January 31, 2025, and there are no currently proposed related party transactions.

STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR THE 2027 ANNUAL MEETING

The submission deadline for stockholder proposals to be included in our proxy materials for the 2027 Annual Meeting of Stockholders (the “2027 Annual Meeting”) pursuant to Rule 14a-8 of the Exchange Act is January 7, 2027. All proposals must be received by the Secretary at Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806 by the required deadline and must comply with all other applicable legal requirements in order to be considered for inclusion in the Company’s 2027 Annual Meeting proxy materials. Any such proposal should be submitted by certified mail, return receipt requested, or other means, including electronic means, that allow the stockholder to prove the date of delivery.

In addition, our Bylaws require that we be given advance notice of stockholder nominations for election to the Board and of other matters which stockholders wish to present for action at an annual meeting of stockholders. The required notice must be delivered to the Secretary of the Company at our principal offices not less than 90 days and not more than 120 days prior to the anniversary date of the immediately preceding annual meeting of stockholders. These requirements are separate from and in addition to the SEC requirements that a stockholder must meet to have a stockholder proposal included in our Proxy Statement.

Pursuant to our Bylaws, if notice of any stockholder proposal is received prior to February 16, 2027 or after March 18, 2027, the notice will be considered untimely and we are not required to present such proposal at the 2027 Annual Meeting. If the Board chooses to present a proposal submitted prior to February 16, 2027 or after March 18, 2027 at the 2027 Annual Meeting, then the persons named in proxies solicited by the Board for the 2027 Annual Meeting may exercise discretionary voting power with respect to such proposal.

In addition to satisfying the requirements under our bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

OTHER MATTERS

The Board knows of no matters other than those described above that have been submitted for consideration at this Annual Meeting. As to other matters, if any, that properly may come before the Annual Meeting, the Board intends that the proxy cards will be voted in respect thereof in accordance with the judgment of the person or persons named thereon.

QUESTIONS

For information about your record holding, call Computershare at (800) 368-5948. We also invite you to visit Lakeland’s Internet site at www.lakeland.com, under the heading “Investor Relations- SEC Filings.” Internet site materials are for your information and are not part of this proxy solicitation. If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

If you have questions or need more information about the Annual Meeting, write to the address below. Any written notice of revocation should be delivered to Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806, Attn: Secretary.

Lakeland makes available, free of charge on its website, all of its filings that are made electronically with the SEC, including Forms 10-K, 10-Q and 8-K. These filings are also available on the SEC’s website (www.sec.gov). To access these filings, go to our website (www.lakeland.com) and click on the heading “Investor Relations- SEC Filings.” Copies of Lakeland’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026, including financial statements and schedules thereto, filed with the SEC, are also available without charge to stockholders upon written request addressed to the Secretary, Lakeland Industries, Inc., 1525 Perimeter Parkway, Suite 325, Huntsville, AL 35806.

By Order of the Board of Directors,

James M. Jenkins
Chief Executive Officer and
President and Executive Chairman
May 7, 2026

APPENDIX A

LAKELAND INDUSTRIES, INC.

2026 EQUITY INCENTIVE PLAN

SECTION 1. Purpose; Definitions. The purposes of the Lakeland Industries, Inc. 2026 Equity Incentive Plan (the “Plan”) are to: (a) enable Lakeland Industries, Inc. (the “Company”) and its affiliated companies to recruit and retain highly qualified employees, directors and consultants; (b) provide those employees, directors and consultants with an incentive for productivity; and (c) provide those employees, directors and consultants with an opportunity to share in the growth and value of the Company.

For purposes of the Plan, the following terms will have the meanings defined below, unless the context clearly requires a different meaning:

(a) “Affiliate” means, with respect to a Person, a Person that directly or indirectly controls, is controlled by, or is under common control with such Person.

(b) “Applicable Law” means the legal requirements relating to the administration of and issuance of securities under stock incentive plans, including, without limitation, the requirements of state corporations law, federal, state and foreign securities law, federal, state and foreign tax law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

(c) “Award” means an award of Options, Restricted Stock, Restricted Stock Units, Performance Awards, or Stock Appreciation Rights made under this Plan.

(d) “Award Agreement” means, with respect to any particular Award, the written document that sets forth the terms of that particular Award.

(e) “Base Price” means the price used as the basis for determining the Spread upon the exercise of Stock Appreciation Right.

(f) “Board” means the Board of Directors of the Company, as constituted from time to time.

(g) “Cause” means with respect to any Participant, unless otherwise defined in the Participant’s employment agreement, service agreement, Award Agreement, or signed offer letter: (i) the Participant’s habitual intoxication or drug addiction; (ii) the Participant’s violation of the Company’s written policies, procedures or codes including, without limitation, those with respect to harassment (sexual or otherwise) and ethics; (iii) the Participant’s refusal or willful failure by the Participant to perform such duties as may reasonably be delegated or assigned to him or her, consistent with his or her position; (iv) the Participant’s willful refusal or willful failure to comply with any requirement of the Securities and Exchange Commission or any securities exchange or self-regulatory organization then applicable to the Company; (v) the Participant’s willful or wanton misconduct in connection with the performance of his or her duties including, without limitation, breach of fiduciary duties; (vi) the Participant’s breach (whether due to inattention, neglect, or knowing conduct) of any of the material provisions of his or her employment agreement, if any; (vii) the Participant’s conviction of, guilty, no contest or nolo contendere plea to, or admission or confession to any felony or any act of fraud, misappropriation, embezzlement or any misdemeanor involving moral turpitude; (viii) the Participant’s dishonesty detrimental to the best interest of the Company; (ix) the Participant’s involvement in any matter which, in the opinion of the Company’s Chief Executive Officer (or, in the case of the Chief Executive Officer, the Board), is reasonably likely to cause material prejudice, embarrassment, disrepute or negative publicity to the Company’s business; or (x) solely in the case of a Non-Employee Director, any other action by the Participant which the Board determines constitutes “cause.” Notwithstanding the foregoing, if a Participant and the Company (or any of its Affiliates) have entered into an employment agreement, service agreement or other similar agreement that specifically defines “cause,” then with respect to such Participant, “Cause” shall have the meaning defined in such other agreement. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

(h) “Change in Control” shall mean the occurrence of any of the following events: (i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes a “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total power to vote for the election of directors of the Company; (ii) during any twelve month period, individuals who at the beginning of such period constitute the Board and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(h)(i), Section 1(h)(iii), Section 1(h)(iv) or Section 1(h)(v) hereof) whose election by the Board or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period of whose election or nomination for election was previously approved, cease for any reason to constitute a majority thereof; (iii) the merger or consolidation of the Company with another corporation where the stockholders of the Company, immediately prior to the merger or consolidation, will not beneficially own, immediately after the merger or consolidation, shares entitling such stockholders to 50% or more of all votes to which all stockholders of the surviving corporation would be entitled in the election of directors (without consideration of the rights of any class of stock to elect directors by a separate class vote); (iv) the sale or other disposition of all or substantially all of the assets of the Company; (v) a liquidation or dissolution of the Company or (vi) acceptance by stockholders of the Company of shares in a share exchange if the stockholders of the Company immediately before such share exchange do not or will not own directly or indirectly immediately following such share exchange more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the entity resulting from or surviving such share exchange in substantially the same proportion as their ownership of the voting securities outstanding immediately before such share exchange. In no event shall a Change in Control be deemed to occur upon (A) an announcement or commencement of a tender offer, (B) a “potential” takeover, or (C) stockholder approval of a merger or other transaction.

With respect to any Award that constitutes a nonqualified deferred compensation plan within the meaning of Section 409A of the Code and provides for accelerated payment in connection with a change in control (whether or not in conjunction with a termination of employment), “Change in Control” for purposes of such accelerated payment shall mean a Change in Control as described above in this Section that is also a “change in the ownership of a corporation,” a “change in the effective control of a corporation” or a “change in the ownership of a substantial portion of a corporation” within the meaning of Section 409A of the Code.

(i) “Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

(j) “Committee” means the Compensation Committee of the Board or such other Board committee designated by the Board to administer the Plan. The Committee shall have at least two members and each member of the Committee shall be a Non-Employee Director.

(k) “Consultant” means any individual or entity which performs bona fide services to the Company or an Affiliate, other than as an employee or Director, and who may be offered securities registerable pursuant to a registration statement on Form S-8 under the Securities Act.

(l) “Continuous Service” means that the Participant’s service with the Company or an Affiliate, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company or an Affiliate as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service, provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code (or any exemption therefrom that requires the occurrence of a “Separation from Service” as a condition to payment), this sentence shall only be given effect to the extent consistent with a “Separation from Service” as defined under Section 409A of the Code. The Committee or its delegate, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by that party, including sick leave, military leave or any other personal or family leave of absence. The Committee or its delegate, in its sole discretion, may determine whether a Company transaction, such as a sale or spin-off of a division or subsidiary that employs a Participant, shall be deemed to result in a termination of Continuous Service for purposes of affected Awards, and such decision shall be final, conclusive and binding.

(m) “Director” means a member of the Board.

(n) “Disability” shall mean permanent and total disability as defined by Section 22(e)(3) of the Code. Notwithstanding the foregoing, to the extent required for exemption from or compliance with Section 409A of the Code, “Disability” shall have the meaning given such term by Section 409A of the Code, which generally provides that “Disability” of a Participant means either (i) the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or (ii) the Participant is, by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering the employees of the Participant's employer.

(o) “Effective Date” is defined in Section 21 hereof.

(p) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(q) “Fair Market Value” means, as of any date, the value of a Share determined as follows: (i) if the Shares are listed on any established stock exchange or a national market system, including, without limitation, the Nasdaq Global Market, the Fair Market Value of a Share will be the closing sales price for such stock as quoted on that system or exchange (or the system or exchange with the greatest volume of trading in Shares) at the close of regular hours trading on the day of determination (or if no sales were reported the closing price on the date immediately preceding such date); (ii) if the Shares are regularly quoted by recognized securities dealers but selling prices are not reported, the Fair Market Value of a Share will be the arithmetic mean of the high and low prices for Shares at the close of regular hours trading on the day of determination; or (iii) if Shares are not traded as set forth above, the Fair Market Value will be determined by reasonable application of a reasonable method in good faith by the Committee taking into consideration such factors as the Committee considers material to such determination in accordance with Treasury Regulation Section 1.409A-1(b)(5)(iv)(B), such determination by the Committee to be final, conclusive and binding. Notwithstanding the foregoing, in connection with a Change in Control, Fair Market Value shall be determined in good faith by the Committee, such determination by the Committee to be final, conclusive and binding.

(r) “Incentive Stock Option” means any Option intended to be an “Incentive Stock Option” within the meaning of Section 422 of the Code.

(s) “Non-Employee Director” will have the meaning set forth in Rule 16b-3(b)(3)(i) promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

(t) “Non-Qualified Stock Option” means any Option that is not intended to qualify as an Incentive Stock Option.

(u) “Option” means any option to purchase Shares (including an option to purchase Restricted Stock, if the Committee so determines) granted pursuant to Section 5 hereof.

(v) “Participant” means a Consultant, an employee, or a Director of the Company or any of its respective Affiliates to whom an Award is granted.

(w) “Performance Award” means any Award that, pursuant to Section 9, is granted, vested and/or settled upon the achievement of specified performance conditions or Performance Goals.

(x) “Performance Goals” shall mean the performance goals or objectives established by the Committee pursuant to the Plan for Performance Awards. Performance Goals may be measured on an absolute or relative basis. The Committee may provide in an Award Agreement that the Performance Goals for the Award may be adjusted as provided in Section 9(b).

(y) “Person” means an individual, partnership, corporation, limited liability company, trust, joint venture, unincorporated association, or other entity or association.

(z) “Plan” means the Lakeland Industries, Inc. 2026 Equity Incentive Plan herein set forth, as amended from time to time.

(aa) “Prior Plans” means, collectively, the Lakeland Industries, Inc. 2012 Stock Incentive Plan, the Lakeland Industries, Inc. 2015 Stock Plan and the Lakeland Industries, Inc. 2017 Equity Incentive Plan.

(bb) “Restricted Stock” means Shares that are subject to restrictions pursuant to Section 7 hereof.

(cc) “Restricted Stock Unit” means an Award that is valued by reference to a Share, which value may be paid to the Participant by delivery of Shares, cash, or other forms of payment, or any combination thereof, as the Committee shall determine and that are issued subject to certain restrictions pursuant to Section 8 hereof.

(dd) “Restriction Period” means the period of time during which an Award is subject to forfeiture.

(ee) “Securities Act” means the Securities Act of 1933, as amended.

(ff) “Shares” means shares of the Company’s common stock, par value $0.01 per share, subject to substitution or adjustment as provided in Section 3(c) hereof.

(gg) “Spread” means, in the case of a Stock Appreciation Right, the amount by which the Fair Market Value on the date when any such right is exercised exceeds the Base Price specified in such right.

(hh) “Stock Appreciation Right” means a right granted under Section 10 hereof.

(ii) “Subsidiary” means, in respect of the Company, a subsidiary company as defined in Sections 424(f) and (g) of the Code.

SECTION 2. Administration. The Plan shall be administered by the Committee; provided, however, that with respect to Non-Employee Directors, the Plan shall be administered by the full Board and all references in the Plan to the Committee shall be deemed to refer to the Board. Any action of the Committee in administering the Plan shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, Affiliates, their respect employees, the Participants, persons claiming rights from or through Participants and stockholders of the Company.

The Committee will have full authority to grant Awards under this Plan and determine the terms of such Awards. Such authority will include the right to:

(a) select the individuals to whom Awards are granted (consistent with the eligibility conditions set forth in Section 4 hereof);

(b) determine the type of Award to be granted;

(c) determine the number of Shares, if any, to be covered by each Award;

(d) establish the terms and conditions of each Award;

(e) subject to Section 9, establish the performance conditions and/or Performance Goals relevant to any Award and certify whether such performance conditions and/or Performance Goals have been satisfied;

(f) approve forms of agreements (including Award Agreements) for use under the Plan;

(g) determine whether and under what circumstances an Option may be exercised without a payment of cash under Section 5(d);

(h) modify or amend each Award, subject to Sections 11 and 12;

(i) extend the period of time for which an Option is to remain exercisable following a Participant’s termination of Continuous Service to the Company from the limited period otherwise in effect for that Option to such greater period of time as the Committee deems appropriate, but in no event beyond the expiration of the term of the Option; and

(j) with respect to any employee who resides or works outside of the United States, the Committee may, in its sole and absolute discretion, amend or supplement the terms of the Plan or Awards with respect to such employee as necessary or appropriate to accommodate the differences in local law, tax policy, or custom so long as no such amendments or supplements include any provisions that are inconsistent with the terms of the Plan, as then in effect, unless the Plan could have been amended to eliminate such inconsistency without the further approval by the stockholders of the Company.

The Committee will have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it, from time to time, deems advisable; to establish the terms and form of each Award Agreement; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement); to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan; and to otherwise supervise the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award Agreement in the manner and to the extent it deems necessary to carry out the intent of the Plan.

The Committee may delegate to one or more officers of the Company the authority to grant Awards to Participants who are not subject to the requirements of Section 16 of the Exchange Act and the rules and regulations thereunder, provided that the Committee shall have fixed the total number of Shares subject to such delegation. Any such delegation shall be subject to the applicable state and corporate laws. The Committee may revoke any such allocation or delegation at any time for any reason with or without prior notice.

SECTION 3. Shares Subject to the Plan.

(a) Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c) of the Plan, the maximum number of Shares that may be issued in respect of Awards under the Plan is 700,000 Shares (the “Maximum Share Limit”), all of which Shares may be granted as Incentive Stock Options. As of the Effective Date, no further awards shall be granted pursuant to the Prior Plans, but may be awarded under this Plan as provided in Section 3(b) hereof. The aggregate grant date fair market value of Awards granted, together with cash paid, to a Non-Employee Director for services during any fiscal year shall not exceed $500,000; provided, however, this limit shall not apply to compensation (including Awards and cash compensation) paid to any Non-Employee Director who also provides services to the Company outside of such Non-Employee

Director’s ordinary duties as a Non-Employee Director (e.g., as a Consultant to the Company) for such other services. Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. Any Shares issued by the Company through the assumption or substitution of outstanding grants in connection with the acquisition of another entity shall not reduce the maximum number of Shares available for delivery under the Plan.

(b) Effect of the Expiration or Termination of Awards. If and to the extent that any Award expires or terminates, or is canceled or forfeited for any reason prior to issuance of the Shares subject thereto, or such Award is settled in cash in lieu of Shares, then the unissued Shares associated with that Award will again become available for grant under the Plan. Any Shares that are covered under the terms of a Prior Plan award which would otherwise become available for reuse under the terms of a Prior Plan shall instead become available for issuance under the Plan. Except for expired, forfeited or cancelled Shares, the Plan is intended to restrict the “recycling” of Shares back into the Plan; this means (i) Shares used or withheld in settlement of a tax withholding obligation associated with an Award, (ii) Shares tendered or held back upon the exercise of an Option in satisfaction of the exercise price payable upon exercise of an Option, or (iii) Shares subject to a Stock Appreciation Right that are not issued or delivered as a result of the net stock settlement of an outstanding Stock Appreciation Right, will not become available for grant under the Plan.

(c) Other Adjustment. In the event of any corporate event or transaction such as a merger, consolidation, reorganization, recapitalization, stock split, reverse stock split, split up, spin-off, combination of shares, exchange of shares, stock dividend, dividend in kind, or other like change in capital structure (other than ordinary cash dividends) to stockholders of the Company, or other similar corporate event or transaction affecting the Shares, the Committee, to prevent dilution or enlargement of Participants’ rights under the Plan, shall, in such manner as it may deem equitable, substitute or adjust, in its sole discretion, the number and kind of shares that may be issued under the Plan or under any outstanding Awards, the number and kind of shares subject to outstanding Awards, the exercise price, grant price or purchase price applicable to outstanding Awards, and/or any other affected terms and conditions of this Plan or outstanding Awards, yet in accordance and consistent with Section 409A of the Code, as applicable.

(d) Minimum Vesting Conditions. Notwithstanding anything to the contrary in this Plan, all Awards approved under the Plan shall be subject to a vesting period or performance period, as applicable, of at least one year following the date of grant; provided, that (1) up to five percent (5%) of the Maximum Share Limit under this Plan may be issued without regard to the foregoing minimum vesting period, (2) the foregoing minimum vesting period shall not apply in the event of death, Disability, or other terminations of Continuous Service in the sole discretion of the Committee, (3) the Committee may waive the restrictions set forth in this sentence in its sole discretion in the event of a Change in Control, and (4) notwithstanding any provision of this Section 3(d), in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement, and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

SECTION 4. Eligibility. Employees, Directors, and Consultants of the Company or its Affiliates are eligible to be granted Awards under the Plan; provided, however, that only employees of the Company or a Subsidiary are eligible to be granted Incentive Stock Options.

SECTION 5. Options. Options granted under the Plan may be of two types: (i) Incentive Stock Options or (ii) Non-Qualified Stock Options. The Award Agreement shall state whether such grant is an Incentive Stock Option or a Non-Qualified Stock Option. Any Option granted under the Plan will be in such form as the Committee may at the time of such grant approve.

The Award Agreement evidencing any Option will incorporate the following terms and conditions and will contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(a) Exercise Price. The exercise price per Share of an Option will be determined by the Committee and will not be less than 100% of the Fair Market Value of a Share on the date of the grant. However, any Incentive Stock Option granted to any Participant who, at the time the Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, will have an exercise price per Share of not less than 110% of Fair Market Value per Share on the date of the grant except as may be required or otherwise be deemed advisable by the Committee in connection with the Options granted through the assumption of, or substitution for, outstanding awards previously granted by a company acquired by the Company or any Affiliate with which the Company or any Affiliate combines.

(b) Option Term. The term of each Option will be fixed by the Committee, but no Option will be exercisable more than 10 years after the date the Option is granted. However, any Incentive Stock Option granted to any Participant who, at the time such Option is granted, owns, either directly and/or within the meaning of the attribution rules contained in Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, may not have a term of more than 5 years. No Option may be exercised by any Person after expiration of the term of the Option.

(c) Method of Exercise. Subject to the terms of the applicable Award Agreement, the exercisability provisions of this Section 5(c) and the termination provisions of Section 6(a), Options may be exercised in whole or in part from time to time during their term by the delivery of written notice to the Company specifying the number of Shares to be purchased. Such notice will be accompanied by payment in full of the purchase price, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) in the discretion of the Committee, upon such terms as the Committee shall approve, the Option exercise price may be paid: (i) by delivery to the Company of other Shares, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option exercise price (or portion thereof) due for the number of Shares being acquired, or by means of attestation whereby the Participant identifies for delivery specific Shares of common stock that have an aggregate Fair Market Value on the date of attestation equal to the Option exercise price (or portion thereof) and receives a number of Shares equal to the difference between the number of Shares thereby purchased and the number of identified attestation Shares; (ii) through a “cashless” exercise program established with a broker; (iii) by a reduction in the number of Shares otherwise deliverable upon exercise of such Option with a Fair Market Value equal to the aggregate Option exercise price at the time of exercise; (iv) by any combination of the foregoing methods; or (v) in any other form of legal consideration that may be acceptable to the Committee. Unless otherwise specifically provided in the Award Agreement, the exercise price of Shares acquired pursuant to an Option that is paid by delivery (or attestation) to the Company of other Shares acquired, directly or indirectly from the Company, shall be paid only by Shares of common stock of the Company that have been held for more than six (6) months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Company’s common stock is publicly traded (i.e., the common stock is listed on any established stock exchange or a national market system), an exercise by a Director or officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan. No Option may be exercised for a fraction of a share of common stock.

No Shares will be issued upon exercise of an Option until full payment therefor has been made. A Participant will not have the right to distributions or dividends or any other rights of a stockholder with respect to Shares subject to the Option until the Participant has given written notice of exercise, has paid in full for such Shares, if requested, has given the representation described in Section 19(a) hereof and fulfills such other conditions as may be set forth in the applicable Award Agreement.

(d) Incentive Stock Option Limitations. In the case of an Incentive Stock Option, the aggregate Fair Market Value (determined as of the time of grant) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year under the Plan and/or any other plan of the Company or any Subsidiary will not exceed $100,000. For purposes of applying the foregoing limitation, Incentive Stock Options will be taken into account in the order granted. To the extent any Option does not meet such limitation, that Option will be treated for all purposes as a Non-Qualified Stock Option.

(e) Termination of Continuous Service. Unless otherwise specified in the applicable Award Agreement or as otherwise provided by the Committee at or after the time of grant, Options will be subject to the terms of Section 6(a) with respect to exercise upon or following termination of Continuous Service.

SECTION 6. Termination of Continuous Service.

(a) Options. Unless otherwise specified with respect to a particular Option in the applicable Award Agreement or otherwise determined by the Committee, any portion of an Option that is not exercisable upon termination of Continuous Service will expire immediately and automatically upon such termination, and any portion of an Option that is exercisable upon termination of Continuous Service will expire on the date it ceases to be exercisable in accordance with this Section 6(a).

(i) Termination by Reason of Death. If a Participant’s Continuous Service with the Company or any Affiliate terminates by reason of death, any Option held by such Participant may thereafter be exercised, to the extent it was exercisable at the time of his or her death or on such accelerated basis as the Committee may determine at or after grant, by the legal representative of the estate or by the legatee of the Participant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of death, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(ii) Termination by Reason of Disability. If a Participant’s Continuous Service with the Company or any Affiliate terminates by reason of Disability, any Option held by such Participant may thereafter be exercised by the Participant or his personal representative, to the extent it was exercisable at the time of termination, or on such accelerated basis as the

Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 12 months from the date of termination of Continuous Service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(iii) Cause. If a Participant’s Continuous Service with the Company or any Affiliate is terminated for Cause: (i) any Option, or portion thereof, not already exercised will be immediately and automatically forfeited as of the date of such termination, and (ii) all unvested portions of any outstanding Awards shall be immediately forfeited without consideration.

(iv) Other Termination. If a Participant’s Continuous Service with the Company or any Affiliate terminates for any reason other than death, Disability or Cause, any Option held by such Participant may thereafter be exercised by the Participant, to the extent it was exercisable at the time of such termination, or on such accelerated basis as the Committee may determine at or after grant, for a period expiring (i) at such time as may be specified by the Committee at or after grant, or (ii) if not specified by the Committee, then 90 days from the date of termination of Continuous Service, or (iii) if sooner than the applicable period specified under (i) or (ii) above, upon the expiration of the stated term of such Option.

(b) Other Awards. In the event of termination of employment for any reason other than Cause of a Participant who holds any Restricted Stock, Restricted Stock Units, Performance Awards, or Stock Appreciation Rights, as to which such Award has not been fully vested, the Committee may, in its sole discretion, take any action that it deems to be equitable under the circumstances or in the best interests of the Company, including without limitation waiving or modifying any limitation, requirement, performance condition, or Performance Goal with respect to any such Award and accelerating the vesting, exercise or payment of an Award or the performance period of an Award; provided that, in the case of any Award subject to Section 409A of the Code, the Committee shall not take any action pursuant to this Section 6(b) unless such action is permissible under Section 409A of the Code.

SECTION 7. Restricted Stock.

(a) Issuance. Restricted Stock may be issued either alone or in conjunction with other Awards. The Committee will determine the time or times within which Restricted Stock may be subject to forfeiture, and all other conditions of such Awards. The purchase price for Restricted Stock may, but need not, be zero. The prospective recipient of an Award of Restricted Stock will not have any rights with respect to such Award, unless and until such recipient has delivered to the Company an executed Award Agreement and has otherwise complied with the applicable terms and conditions of such Award.

(b) Certificates. Upon the Award of Restricted Stock, the Committee may direct that a certificate or certificates representing the number of shares of Common Stock subject to such Award be issued to the Participant or placed in a restricted stock account (including an electronic account) with the transfer agent and in either case designating the Participant as the registered owner. The certificate(s) representing such Shares shall be physically or electronically legended, as applicable, as to sale, transfer, assignment, pledge or other encumbrances during the Restriction Period and if issued to the Participant, returned to the Company, to be held in escrow during the Restriction Period. As a condition to any Award of Restricted Stock, the Participant may be required to deliver to the Company a share power, endorsed in blank, relating to the Shares covered by such Award.

(c) Restrictions and Conditions. The Award Agreement evidencing the grant of any Restricted Stock will incorporate the following terms and conditions and such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee deems appropriate in its sole and absolute discretion:

(i) During the Restriction Period, the Participant will not be permitted to sell, transfer, pledge, assign or otherwise encumber Restricted Stock awarded under the Plan. The Committee may condition the lapse of restrictions on Restricted Stock upon the Continuous Service of the recipient, the attainment of specified individual or corporate performance goals, or such other factors as the Committee may determine, in its sole and absolute discretion.

(ii) While any Shares of Restricted Stock remain subject to restriction, at the discretion of the Committee, the Participant will have, with respect to the Restricted Stock, the right to vote the Shares, but will not have the right to receive any cash distributions or dividends prior to the lapse of the Restriction Period underlying such Shares. If any cash distributions or dividends are payable with respect to the Restricted Stock, the Committee shall require the cash distributions or dividends to be subjected to the same Restriction Period as is applicable to the Restricted Stock with respect to which such amounts are paid. A Participant shall not be entitled to interest with respect to any dividends or distributions subjected to the Restriction Period. Any distributions or dividends paid in the form of securities with respect to Restricted Stock will be subject to the same terms and conditions as the Restricted Stock with respect to which they were paid, including, without limitation, the same Restriction Period.

(iii) Subject to the provisions of Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s Continuous Service with the Company and its Affiliates terminates prior to the expiration of the applicable Restriction Period, the Participant’s Restricted Stock that then remains subject to forfeiture will then be forfeited automatically.

SECTION 8. Restricted Stock Units. Subject to the other terms of the Plan, the Committee may grant Restricted Stock Units to eligible individuals and may, in its sole and absolute discretion, impose conditions on such units as it may deem appropriate, including, without limitation, Continuous Service of the recipient or the attainment of specified individual or corporate performance goals. Each Restricted Stock Unit shall be evidenced by an Award Agreement in the form that is approved by the Committee and that is not inconsistent with the terms and conditions of the Plan. Each Restricted Stock Unit will represent a right to receive from the Company, upon fulfillment of any applicable conditions, one Share for each unit or, at the sole discretion of the Committee, an amount in cash equal to the Fair Market Value, at the time of distribution, of one Share for each unit. Distributions may be made in Shares. All other terms governing Restricted Stock Units, such as vesting, time and form of payment and termination of units shall be set forth in the applicable Award Agreement. The Participant receiving Restricted Stock Units shall not have any voting rights, nor the right to receive cash dividends, with respect to the Shares subject to a Restricted Stock Unit Award until, if applicable, that Award vests and the Shares are actually issued thereunder. Subject to the provisions of Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s Continuous Service with the Company terminates prior to the Restricted Stock Unit Award vesting, the Participant’s Restricted Stock Units that then remain subject to forfeiture will then be forfeited automatically.

SECTION 9. Performance Based Awards.

(a) Performance Awards Generally. The Committee may grant Performance Awards in accordance with this Section 9. Performance Awards may be denominated as a number of Shares or specified number of other Awards, which may be earned upon achievement or satisfaction of such Performance Goals as may be specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the vesting or settlement of the Award upon the achievement or satisfaction of such Performance Goals as may be specified by the Committee.

(b) Adjustments to Performance Goals. The Committee may appropriately adjust any evaluation of performance to exclude any of the following events that occurs during a performance period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax law, accounting principles or other such laws or provisions affecting reported results, (iv) accruals for reorganization and restructuring programs, (v) acquisitions or divestitures, (vi) extraordinary, unusual, non-recurring or infrequently occurring items as described in the Company’s financial statements or notes thereto appearing in the Company’s Annual Report on Form 10-K, and/or in management’s discussion and analysis of financial condition and results of operations appearing in such Annual Report, (vii) currency fluctuations, (viii) realized investment gains and losses, (ix) reserve-strengthening and other non-operating items, and (x) any other item, event or circumstance in the discretion of the Committee, yet subject to possible invalidation of any performance-based deferral election under Section 409A of the Code to the extent applicable and necessary.

(c) Other Terms of Performance Awards. Subject to Section 13 below, the Committee may specify other terms pertinent to a Performance Award in the applicable Award Agreement, including terms relating to the treatment of that Award in the event of a Change in Control prior to the end of the applicable performance period. The Participant shall not have any stockholder rights with respect to the Shares subject to a Performance Award until the Shares are actually issued thereunder. Subject to the provisions of Section 6(b) hereof, or the applicable Award Agreement, or as otherwise determined by the Committee, if a Participant’s Continuous Service with the Company terminates prior to the Performance Award vesting, the Participant’s Performance Award or portion thereof that then remains subject to forfeiture will then be forfeited automatically. With respect to any Performance Award intended to qualify as “performance-based compensation” under Treasury Regulation Section 1.409A-1(e),(i) the performance period shall not be less than twelve (12) consecutive months, (ii) the Performance Goals shall be established in writing no later than ninety (90) days after the commencement of the period of service to which the criteria relates, and (iii) the outcome of such performance against such Performance Goals must be substantially uncertain at the time the Performance Goals are established.

SECTION 10. Stock Appreciation Rights. The Committee may also authorize grants to Participants of Stock Appreciation Rights. A Stock Appreciation Right is the right of the Participant to receive from the Company an amount which shall be determined by the Committee and shall be expressed as a percentage (not exceeding 100 percent) of the Spread at the time of the exercise of such right. Any grant of Stock Appreciation Rights shall be upon such terms and conditions as the Committee may determine in accordance with the following provisions:

(a) Payment. Any amount payable upon the exercise of a Stock Appreciation Right shall be paid by the Company in cash, in Shares valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional Share shall be payable in cash. Any grant may specify that the number of Shares payable upon the exercise of a Stock Appreciation Right shall not exceed a maximum number of Shares specified by the Committee on the date of grant.

(b) Vesting Period. The Committee shall determine, on the date of grant or thereafter, the time or times at which, and the circumstances under which, a Stock Appreciation Right may vest, in whole or in part, including based on achievement of performance conditions or Performance Goals and/or future employment or service requirements. A grant may specify that a Stock Appreciation Right may be exercised only in the event of a Change in Control or other similar transaction or event.

(c) Exercise Period. Any grant may specify a waiting period or periods before Stock Appreciation Rights shall become exercisable and permissible dates or periods on or during which Stock Appreciation Rights shall be exercisable; provided that no Stock Appreciation Right granted may be exercised more than 10 years after the date of grant.

(d) Base Price. Each grant shall specify in respect of each Stock Appreciation Right a Base Price per Share, which shall be equal to or greater than the Fair Market Value of such Share on the Grant Date.

(e) Deemed Exercise. In accordance with and consistent with Section 409A of the Code, as applicable, the Committee may provide that a Stock Appreciation Right shall be deemed to be exercised at the close of business on the scheduled expiration date of such Stock Appreciation Right if at such time the Stock Appreciation Right by its terms remains exercisable and, if so exercised, would result in a payment pursuant to Section 10(a) hereof to the holder of such Stock Appreciation Right.

SECTION 11. Amendments and Termination. Subject to Sections 3 and 12, and in accordance with and consistent with Section 409A of the Code (as applicable), the Board may, at any time, alter, amend, suspend, discontinue or terminate the Plan in whole or in part; provided, however, that no such action shall adversely affect the rights of Participants to Awards previously granted hereunder unless the Participant consents in writing, and, provided further, however, that any stockholder approval necessary or desirable in order to comply with tax, securities, or other Applicable Laws or regulations, including, but not limited to, the listing requirements of the Nasdaq Global Market or such other principal securities market on which the Shares are then traded, shall be obtained in the manner required therein.

SECTION 12. Prohibition on Repricing Programs. Neither the Committee nor the Board shall (i) implement any cancellation/re-grant program pursuant to which outstanding Options or Stock Appreciation Rights under the Plan are cancelled and new Options or Stock Appreciation Rights are granted in replacement with a lower exercise price or Base Price per Share, (ii) cancel outstanding Options or Stock Appreciation Rights under the Plan with exercise prices or Base Prices per Share in excess of the then-current Fair Market Value per Share for consideration payable in equity securities of the Company, (iii) otherwise reduce the exercise price or Base Price in effect for outstanding Options or Stock Appreciation Rights under the Plan, without in each such instance obtaining stockholder approval, or (iv) take any other action that would be treated as a repricing for U.S. generally accepted accounting principles.

SECTION 13. Effect of Change in Control. Notwithstanding anything to the contrary set forth in the Plan, upon any Change in Control, the Committee may, in its sole and absolute discretion and without the need for the consent of any Participant, take one or more of the following actions contingent upon the occurrence of that Change in Control:

(a) cause any or all outstanding Awards to become vested and immediately exercisable (as applicable), in whole or in part;

(b) cancel any unvested Award or unvested portion thereof, with or without consideration;

(c) cancel any Award in exchange for a substitute award;

(d) redeem any Restricted Stock or Restricted Stock Unit for cash and/or other substitute consideration with value equal to fair market value of an unrestricted Share on the date of the Change in Control;

(e) cancel any Option in exchange for cash and/or other substitute consideration with a value equal to: (A) the number of Shares subject to that Option, multiplied by (B) the difference, if any, between the fair market value per Share on the date of the Change in Control and the exercise price of that Option; provided, that if the fair market value per Share on the date of the Change in Control does not exceed the exercise price of any such Option, the Committee may cancel that Option without any payment of consideration therefor;

(f) take such other action as the Committee shall determine to be reasonable under the circumstances; and/or

(g) notwithstanding any provision of this Section 13, in the case of any Award subject to Section 409A of the Code, such Award shall vest and be distributed only in accordance with the terms of the applicable Award Agreement and the Committee shall only be permitted to use discretion to the extent that such discretion would be permitted under Section 409A of the Code.

In the discretion of the Committee, any cash or substitute consideration payable upon cancellation of an Award may be subjected to (i) vesting terms substantially identical to those that applied to the cancelled Award immediately prior to the Change in Control, or (ii) earn-out, escrow, holdback or similar arrangements, to the extent such arrangements are applicable to any consideration paid to stockholders in connection with the Change in Control.

SECTION 14. Conditions Upon Grant of Awards and Issuance of Shares.

(a) The implementation of the Plan, the grant of any Award and the issuance of Shares in connection with the issuance, exercise or vesting of any Award made under the Plan shall be subject to the Company’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Awards made under the Plan and the Shares issuable pursuant to those Awards.

(b) No Shares or other assets shall be issued or delivered under the Plan unless and until there shall have been compliance with all applicable requirements of Applicable Law, including the filing and effectiveness of the Form S-8 registration statement for the Shares issuable under the Plan, and all applicable listing requirements of any stock exchange on which Shares are then listed for trading.

SECTION 15. Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, encumbered, or hypothecated to, or in favor of, or subject to any lien, obligation, or liability of such Participant to, any party, other than the Company, any Subsidiary or Affiliate, or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution, and such Awards and rights shall be exercisable during the lifetime of the Participant only by the Participant or his or her guardian or legal representative. Notwithstanding the foregoing, the Committee may, in its discretion, provide that Awards or other rights or interests of a Participant granted pursuant to the Plan (other than an Incentive Stock Option) be transferable, without consideration, to immediate family members (i.e., children, grandchildren or spouse), to trusts for the benefit of such immediate family members and to partnerships in which such family members are the only partners. The Committee may attach to such transferability feature such terms and conditions as it deems advisable. In addition, a Participant may, in the manner established by the Committee, designate a beneficiary (which may be a person or a trust) to exercise the rights of the Participant, and to receive any distribution, with respect to any Award upon the death of the Participant. A beneficiary, guardian, legal representative or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award Agreement applicable to such Participant, except as otherwise determined by the Committee, and to any additional restrictions deemed necessary or appropriate by the Committee.

SECTION 16. Withholding. No later than the date as of which an amount first becomes includible in the gross income of the Participant for federal income tax purposes with respect to any Award under the Plan, the Participant will pay to the Company, or make arrangements satisfactory to the Company regarding the payment of, any federal, state or local taxes of any kind required by law to be withheld with respect to such amount. The Committee may, in its sole discretion, permit a Participant to satisfy the minimum required withholding obligations (or such higher amount that would not have an adverse accounting effect) with Shares, including Shares that are part of the Award that gives rise to the withholding requirement. The obligations of the Company under the Plan will be conditioned on such payment or arrangements and the Company will have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant.

SECTION 17. Liability of Company.

(a) Inability to Obtain Authority. If the Company cannot, by the exercise of commercially reasonable efforts, obtain authority from any regulatory body having jurisdiction for the sale of any Shares under this Plan, and such authority is deemed by the Company’s counsel to be necessary to the lawful issuance of those Shares, the Company will be relieved of any liability for failing to issue or sell those Shares.

(b) Grants Exceeding Allotted Shares. If Shares subject to an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional stockholder approval, that Award will be contingent with respect to such excess Shares, on the effectiveness under Applicable Law of a sufficient increase in the number of Shares subject to this Plan.

(c) Rights of Participants and Beneficiaries. The Company will pay all amounts payable under this Plan only to the applicable Participant, or beneficiaries entitled thereto pursuant to this Plan. The Company will not be liable for the debts, contracts, or engagements of any Participant or his or her beneficiaries, and rights to cash payments under this Plan may not be taken in execution by attachment or garnishment, or by any other legal or equitable proceeding while in the hands of the Company.

SECTION 18. Adjustment; Repayment of Incentive Bonuses. All Awards made under the Plan (whether vested or unvested) are subject to rescission, cancellation or recoupment, in whole or in part, under any current or future “clawback” or similar policy or the Company that is applicable to the Participant.

SECTION 19. General Provisions.

(a) The Board may require each Participant to represent to and agree with the Company in writing that the Participant is acquiring securities of the Company for investment purposes and without a view to distribution thereof and as to such other matters as the Board believes are appropriate.

(b) All certificates for Shares or other securities delivered under the Plan will be subject to such share-transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the Securities Act of 1933, as amended, the Exchange Act, any stock exchange upon which the Shares are then listed, and any other Applicable Law, and the Board may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(c) Nothing contained in the Plan will prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required.

(d) Neither the adoption of the Plan nor the execution of any document in connection with the Plan will: (i) confer upon any employee of the Company or an Affiliate any right to continued employment with the Company or such Affiliate, or (ii) interfere in any way with the right of the Company or such Affiliate to terminate the employment of any of its employees at any time.

SECTION 20. Electronic Delivery and Signatures. Any reference in the Plan or an Award Agreement to a written document includes without limitation any document delivered electronically or posted on the Company’s intranet or other shared electronic medium controlled by the Company, a Subsidiary or any agent of the Company or a Subsidiary. The Committee and any Participant may use facsimile and PDF signatures in signing any Award Agreement, in exercising any Option, or in any other written document in connection with the Plan’s administration. The Committee and each Participant are bound by facsimile and PDF signatures, and acknowledge that the other party relies on facsimile and PDF signatures.

SECTION 21. Effective Date of Plan; Term of the Plan. The Plan was adopted by the Board on May 5, 2026 and shall be effective on the date on which the Plan is approved by the stockholders of the Company if such stockholder approval occurs before the first anniversary of the date the Plan was adopted by the Board (the “Effective Date”). Unless the Plan shall theretofore have been terminated in accordance with Section 11, the Plan shall terminate on _________, the 10-year anniversary of the Effective Date, and no Awards under the Plan shall thereafter be granted; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

SECTION 22. Invalid Provisions. In the event that any provision of this Plan is found to be invalid or otherwise unenforceable under any Applicable Law, such invalidity or unenforceability will not be construed as rendering any other provisions contained herein as invalid or unenforceable, and all such other provisions will be given full force and effect to the same extent as though the invalid or unenforceable provision was not contained herein.

SECTION 23. Governing Law. The Plan and all Awards granted hereunder will be governed by and construed in accordance with the laws of the State of Delaware, without regard to the application of the principles of conflicts of laws.

SECTION 24. Notices. Any notice to be given to the Company pursuant to the provisions of this Plan must be given in writing and addressed, if to the Company, to its principal executive office to the attention of its Chief Executive Officer (or such other Person as the Company may designate in writing from time to time), and, if to a Participant, to the address contained in the Company’s personnel files, or at such other address as that Participant may hereafter designate in writing to the Company. Any such notice will be deemed duly given: if delivered personally or via recognized overnight delivery service, on the date and at the time so delivered; if sent via telecopier or email, on the date and at the time telecopied or emailed with confirmation of delivery; or, if mailed, five (5) days after the date of mailing by registered or certified mail.

SECTION 25. Indemnification of the Board. In addition to such other rights of indemnification as they may have as Directors or members of the Committee, and to the extent allowed by Applicable Law, the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys’ fees, actually incurred in connection with any action, suit or proceeding or in connection with any appeal therein, to which the Committee may be party by reason of any action taken or failure to act under or in connection with the Plan or any Award granted under the Plan, and against all amounts paid by the Committee in settlement thereof (provided, however, that the settlement has been approved by the Company, which approval shall not be unreasonably withheld) or paid by the Committee in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such Committee did not act in good faith and in a manner which such person reasonably believed to be in the best interests of the Company, or in the case of a criminal proceeding, had no reason to believe that the conduct complained of was unlawful; provided, however, that within sixty (60) days after the institution of any such action, suit or proceeding, such Committee shall, in writing, offer the Company the opportunity at its own expense to handle and defend such action, suit or proceeding.

SECTION 26. No Guarantee of Tax Consequences. Notwithstanding any other provision of this Plan, no Person connected with this Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents, and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state, and local income, estate and gift tax treatment, shall be applicable with respect to the tax treatment of any Award, any amounts deferred under this Plan, or paid to or for the benefit of a Participant under this Plan, or that such tax treatment shall apply to or be available to a Participant on account of participation in this Plan, or that any of the foregoing amounts shall not be subject to a penalty tax and interest under Section 409A of the Code.

SECTION 27. Section 409A. The Plan is intended to comply with or be exempt from Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code or otherwise exempt from Section 409A of the Code shall not be treated as deferred compensation unless Applicable Law requires otherwise. Notwithstanding anything to the contrary in the Plan or Award Agreement, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of such termination of Continuous Service (or the Participant’s death, if earlier). Notwithstanding the foregoing, none of the Company, the Board or the Committee shall have any obligation to take any action to prevent the assessment of any additional tax or penalty on any Participant under Section 409A of the Code and none of the Company, the Board or the Committee will have any liability to any Participant for such tax or penalty.

LAKELAND LOGO FIRE + SAFETY P.O. BOX 8016, CARY, NC 27512-9903 Your vote matters! Have your ballot ready and please use one of the methods below for easy voting: Your control number Have the 12 digit control number located in the box above available when you access the website and follow the instructions. Lakeland Industries, Inc. Annual Meeting of Stockholders For Stockholders of record as of April 20, 2026 Tuesday, June 16, 2026 9:00 AM, Central Time Please attend the virtual meeting at www.proxydocs.com/LAKE YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: 9:00 AM, Central Time, June 16, 2026. Internet: www.proxydocs.com/LAKE • Cast your vote online • Have your Proxy Card ready • Follow the simple instructions to record your vote Phone: 1-866-966-4430 • Use any touch-tone telephone • Have your Proxy Card ready • Follow the simple recorded instructions Mail: • Mark, sign and date your Proxy Card • Fold and return your Proxy Card in the postage-paid envelope provided Virtual: You must register to attend the meeting online and/or participate at www.proxydocs.com/LAKE This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints James M. Jenkins and J. Calven Swinea (the "Named Proxies"), and each or either of them, as the true and lawful proxies of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of Lakeland Industries, Inc. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy also confers discretionary authority to vote for a substitute nominee designated by the Board of Directors with respect to Proposal 1. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE Copyright © 2026 BetaNXT, Inc. or its affiliates. All Rights Reserved

LAKELAND LOGO FIRE + SAFETY Lakeland Industries, Inc. Annual Meeting of Stockholders Please make your marks like this: THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR PROPOSALS 1, 2, 3, AND 4 PROPOSAL YOUR VOTE BOARD OF DIRECTORS RECOMMENDS 1. Elect three directors to serve for a term of three years or until their successors have been duly elected and qualified: FOR WITHHOLD 1.01 Ronald Herring #P2# #P2# FOR 1.02 Melissa Kidd #P3# #P3# FOR 1.03 Lee D. Rudow #P4# #P4# FOR FOR AGAINST ABSTAIN 2. Ratify the selection of RSM US LLP as our independent registered public accounting firm for the fiscal year ending January 31, 2027. #P5# #P5# #P5# FOR 3. Approve, on an advisory basis, compensation of our named executive officers. #P6# #P6# #P6# FOR 4. Approve the Lakeland Industries, Inc. 2026 Equity Incentive Plan. #P7# #P7# #P7# FOR 5. Transact any other business as may properly come before the Annual Meeting of Stockholders or any adjournments, postponements or rescheduling of the Annual Meeting of Stockholders. You must register to attend the meeting online and/or participate at www.proxydocs.com/LAKE Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name(s) appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date